UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-05207

ALLIANCEBERNSTEIN INCOME FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York	10105
(Address of principal executive offices)	(Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: December 31, 2007

Date of reporting period: December 31, 2007

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

AllianceBernstein Income Fund

December 31, 2007

Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein® at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of FINRA.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

February 22, 2008

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Income Fund (the “Fund”) for the annual reporting period ended December 31, 2007. The Fund is a closed-end fund that trades under the New York Stock Exchange symbol “ACG”.

Effective January 26, 2007, the Fund was renamed AllianceBernstein Income Fund, Inc. The Board of Directors approved the name change at the recommendation of AllianceBernstein L.P., the Fund’s investment adviser, to brand the Fund with the same AllianceBernstein name used for other funds in the AllianceBernstein family of funds. Prior to January 26, 2007, the fund was named ACM Income Fund, Inc. Also on January 26, 2007, the Fund acquired all of the assets and assumed the liabilities of ACM Government Opportunity Fund, Inc.

Investment Objectives and Policies

This closed-end fund is designed to provide high current income consistent with the preservation of capital. The Fund normally invests at least 80% of its net assets in income-producing securities. The Fund normally invests at least 65% of its assets in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and repurchase agreements pertaining to U.S. Government securities. The Fund may also invest up to 35% of its assets in other fixed-income securities, including those issued by non-governmental issuers in the U.S. and those issued by foreign governments. The Fund may invest up to 35% of its net assets in below-investment-grade securities. Additionally, the Fund may utilize other investment instruments, including options, swaps, forwards and futures, and may employ leverage. For more information regarding the Fund’s risks, please see “A Word About Risk” on page 3 and “Note G — Risks Involved in Investing in the Fund” of the Notes to Financial Statements on page 45.

Investment Results

The table on page 5 provides performance data for the Fund and its benchmark, the Lehman Brothers (LB) U.S. Aggregate Index, for the six- and 12-month periods ended December 31, 2007.

The Fund outperformed its benchmark, which is not leveraged, for the six-month period and significantly outperformed its benchmark for the 12-month period ended December 31, 2007. During the reporting period, proceeds were received and credited to the Fund resulting from class action settlements. The addition of these proceeds contributed positively to the Fund’s outperformance versus its benchmark. The Fund’s overweight in U.S. Treasuries in the recent flight to quality helped performance in the final six-month period, while the Fund’s high yield and bank loan allocations detracted modestly. The Fund’s exposure to local emerging market debt, particularly that of Brazil and Turkey, significantly added to perfor- mance for the 12-month reporting period. The Fund’s use of leverage for both the six- and 12-periods also contributed positively to performance.

ALLIANCEBERNSTEIN INCOME FUND •	1

Market Review and Investment Strategy

The past several months have seen the return of volatility to the capital markets, as the credit crisis in the U.S. subprime market spilled over—in the form of a liquidity crunch—into other sectors and asset classes, and even the overnight funding market. As investors flocked to the safety of the highest-quality securities, government bond yields fell worldwide and yield spreads widened across fixed-income markets.

The U.S. Federal Reserve (the “Fed”) responded to the crisis with a dramatic 50-basis-point interest rate cut in September 2007, and additional rate cuts of 25 basis points in October and December, which aimed to restore confidence in the financial markets and put the economy on firmer footing. The Fed’s three interest rate cuts brought the Fed funds rate from 5.25% in the beginning of 2007 to 4.25% at the end of the 12-month reporting period.

As investors sought the protection of less-risky assets, particularly in the last six months of the 12-month period, U.S. Treasuries became the best-performing sector within the LB U.S. Aggregate Index, returning 9.01%. Among other fixed-income sectors, Agencies posted a strong return at 7.92% and mortgage-backed securities (MBS) returned 6.90%, while commercial mortgage-backed securities (CMBS) at 5.57% and asset-backed securities (ABS) at 2.21% posted more modest returns due to subprime mortgage concerns and weakness in the real estate industry.

The flight to quality also impacted investment-grade corporates, which returned 4.56%, as liquidity concerns led to spread widening.

The high yield market posted a weak return of 2.26%, dampened by investor risk aversion. High yield spreads reached historically low levels in June 2007, prior to the onset of increased market volatility caused by subprime mortgage and leverage concerns. For the 12-month reporting period, high yield spreads widened 282 basis points to end the period at 559 basis points over Treasuries. By industry, defensive sectors such as consumer non-cyclicals outperformed. Conversely, real estate-related industries such as building materials and home construction, as well as financial-related industries, significantly underperformed.

Despite the recent volatility in global markets, U.S. dollar-denominated emerging market debt remained resilient, posting a positive return of 6.28% for the 12-month period ended December 31, 2007. Growth in emerging market countries remained quite strong, aided by solid commodity prices. Emerging market debt in local currency terms (unhedged in U.S. dollars) was significantly stronger than U.S. dollar-denominated debt. Local currency emerging market debt, according to J.P. Morgan, returned 14.77% for the reporting period due to strong local currencies and falling interest rates. Brazil and Turkey, two of the Fund’s largest local currency holdings, significantly outperformed, posting strong returns of 31.72% and 49.63%, respectively.

2	• ALLIANCEBERNSTEIN INCOME FUND

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance on page 5 represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. All fees and expenses related to the operation of the Fund have been deducted. Performance assumes reinvestment of distributions and does not account for taxes.

AllianceBernstein Income Fund Shareholder Information

The Fund’s NYSE trading symbol is “ACG.” Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times, and each Saturday in Barron’s and in other newspapers in a table called “Closed-End Bond Funds.” For additional shareholder information regarding this Fund, please see page 67.

Benchmark Disclosure

The unmanaged Lehman Brothers (LB) U.S. Aggregate Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index covers the U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities. The Index is not leveraged, whereas the Fund utilizes leverage. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

The Fund participates in a credit facility for the purpose of utilizing investment leverage. The Fund may utilize additional leverage through the investment techniques or reverse repurchase agreements and dollar rolls.

Reverse repurchase agreements involve sales by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Fund of the reverse repurchase agreement transaction is less than the cost of otherwise obtaining the cash.

The Fund may enter into dollar rolls in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale.

Reverse repurchase agreements and dollar rolls are speculative techniques and are considered borrowings by the Fund.

The effect of leverage can realize shareholders higher returns than if the Fund were not leveraged, and the use of leverage techniques can add to the net asset value (NAV) of the Common Stock. However, the risks of such techniques are potentially a higher volatility of the NAV of the Common Stock, potentially more volatility in the market value of the Common Stock, and the relatively greater effect on the NAV of the Common Stock caused by favorable or adverse changes in the currency exchange rates. In addition, changes in the interest rate environment can increase or decrease shareholder returns. The Fund maintains asset coverage of at least 300% with respect to borrowings.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN INCOME FUND •	3

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

To the extent that the current interest rate on the Fund’s indebtedness approaches the net return on the leveraged portion of the Fund’s investment portfolio, then the benefit to the shareholders will be reduced. If the rate on indebtedness were to exceed the net return on the same portion of the portfolio, then this would result in a lower rate of return for the shareholders. Similarly, the use of leverage in a declining market can advance the decrease of the Fund’s NAV more so than if the Fund were not leveraged, which would likely be reflected in a greater decline in the market price for shares of Common Stock than if the Fund were not leveraged. In extreme cases, if the Fund’s current investment income were not sufficient to meet interest payments on indebtedness or if the Fund failed to maintain the asset coverage required by the 1940 Act, then it could be necessary for the Fund to liquidate certain investments at a time when it may be disadvantageous to do so, thereby reducing its NAV.

Part of the Fund’s assets will be invested in foreign securities. A significant portion of the Fund’s investments in foreign securities is in emerging markets. Since the Fund invests in foreign currency denominated securities, fluctuations may be magnified by changes in foreign exchange rates. The Fund also may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and options. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments. The Fund may invest in high yield bonds or below-investment grade securities (“junk bonds”). High yield bonds involve a greater risk of default and price volatility than other bonds.

While the Fund invests principally in fixed-income securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks include the risk that the value of a derivative instrument may not correlate perfectly, or at all, with the value of the assets, reference rates or indices that they are designed to track. Other risk include: the possible absence of a liquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund’s initial investment in that instrument (in some cases, the potential loss is unlimited); and the risk that the counterparty will not perform its obligations.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN INCOME FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE FUND VS. ITS BENCHMARK PERIODS ENDED DECEMBER 31, 2007	Returns
	6 Months	12 Months
AllianceBernstein Income Fund (NAV)*	6.97%	12.89%

Lehman Brothers U.S. Aggregate Index	5.93%	6.97%

* Includes the impact of proceeds received and credited to the Fund resulting from the class action settlements, which enhanced the Fund’s performance for the year ended December 31, 2007 by 1.69%.

The Fund’s Market Price per share on December 31, 2007, was $8.05. The Fund’s Net Asset Value Price per share on December 31, 2007, was $8.59. For additional Financial Highlights, please see page 50.

See Historical Performance and Benchmark disclosures on pages 3-4.

ALLIANCEBERNSTEIN INCOME FUND •	5

Historical Performance

PORTFOLIO SUMMARY

December 31, 2007

PORTFOLIO STATISTICS

Net Assets ($mil): $2,084.4

*	All data are as of December 31, 2007. The Fund’s security type and country breakdowns are expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. “Other” represents less than 0.6% weightings in the following countries: Australia, Austria, Bermuda, Bulgaria, Canada, Colombia, Costa Rica, Dominican Republic, Ecuador, El Salvador, France, Germany, Greece, Hong Kong, Indonesia, Ireland, Italy, Jamaica, Japan, Jersey (Channel Islands), Kazakhstan, Lebanon, Luxembourg, Malaysia, Netherlands, New Zealand, Nigeria, Pakistan, Panama, Poland, Singapore, South Korea, Spain, Sweden, Switzerland, Ukraine, Uruguay and Venezuela.

6	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio Summary

ALLIANCEBERNSTEIN INCOME FUND

PORTFOLIO OF INVESTMENTS

December 31, 2007

	Principal Amount (000)		U.S. $ Value

U.S. TREASURIES – 60.8%
U.S. Treasury Bonds – 24.4%
United States Treasury Bonds 5.375%, 2/15/31(a)	U.S.$	1,961	$2,209,343
6.625%, 2/15/27(b)		73,570	93,370,703
11.25%, 2/15/15(b)		168,000	245,463,792
12.00%, 8/15/13(a)		82,000	86,266,542
12.50%, 8/15/14(a)		70,300	80,592,342

			507,902,722

U.S. Treasury Notes – 20.8%
United States Treasury Notes 3.50%, 11/15/09(a)		154	155,359
4.00%, 6/15/09-2/15/15(a)(b)(c)		145,179	147,485,846
4.125%, 8/15/08-5/15/15(a)		3,074	3,140,550
4.25%, 11/15/13-8/15/14(a)		427	442,485
4.375%, 8/15/12(a)		700	730,516
4.50%, 2/15/16(a)		598	622,434
4.625%, 11/15/16(b)		15,966	16,720,649
4.75%, 5/15/14-8/15/17(a)(b)		100,280	106,346,161
4.875%, 5/15/09-8/15/16(a)(b)		149,250	155,420,701
5.125%, 5/15/16(a)		3,000	3,247,032

			434,311,733

U.S. Treasury Strip – 15.6%
United States Treasury Strips Zero Coupon, 5/15/17-11/15/21(a)(d) (Principal only)		545,350	325,272,971

Total U.S. Treasuries (cost $1,206,458,136)			1,267,487,426

SOVEREIGNS – 25.1%
Argentina – 1.0%
Republic of Argentina 0.63%, 12/31/38(c)(e)	ARS	1,285	159,707
0.649%, 12/15/35(c)(e)		4,423	123,812
5.389%, 8/03/12(c)(e)	U.S.$	10,326	9,182,819
5.83%, 12/31/33(c)	ARS	1,677	612,097
7.00%, 3/28/11(c)	U.S.$	365	336,834
7.82%, 12/31/33(c)	EUR	7,456	9,003,971
8.28%, 12/31/33(b)(c)	U.S.$	2,015	1,917,229
10.50%, 6/12/12(c)	ARS	1,037	246,740

			21,583,209

Brazil – 6.2%
Republic of Brazil 6.00%, 1/17/17(c)	U.S.$	2,488	2,527,808
7.125%, 1/20/37(c)		8,649	9,838,237
8.00%, 1/15/18(c)		1,144	1,275,560

ALLIANCEBERNSTEIN INCOME FUND •	7

Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

8.25%, 1/20/34(c)	U.S.$	3,731	$4,706,656
8.75%, 2/04/25(c)		982	1,244,685
8.875%, 10/14/19-4/15/24(c)		11,050	13,804,115
10.25%, 1/10/28(c)	BRL	16,119	8,706,977
11.00%, 8/17/40(c)	U.S.$	271	362,463
12.50%, 1/05/16-1/05/22(c)	BRL	137,908	85,559,709

			128,026,210

Bulgaria – 0.0%
Republic of Bulgaria 8.25%, 1/15/15(c)(f)	U.S.$	346	404,820

Colombia – 0.7%
Republic of Colombia 7.375%, 9/18/37(c)		1,082	1,203,725
9.85%, 6/28/27(c)	COP	4,279,000	2,113,569
10.75%, 1/15/13(c)	U.S.$	314	385,435
11.75%, 2/25/20(c)		332	493,850
12.00%, 10/22/15(c)	COP	17,332,000	9,558,311

			13,754,890

Costa Rica – 0.1%
Costa Rican Colon Structured Notes Zero coupon, 1/10/08(f)	CRC	198,829	398,655
Republic of Costa Rica 8.05%, 1/31/13(c)(f)	U.S.$	220	239,580
8.11%, 2/01/12(c)(f)		202	218,160

			856,395

Dominican Republic – 0.1%
Dominican Peso Structured Notes Zero Coupon, 11/04/08-7/23/09(f)	DOP	48,512	1,226,851
Dominican Republic 8.625%, 4/20/27(c)(f)	U.S.$	406	466,900

			1,693,751

Ecuador – 0.1%
Republic of Ecuador 10.00%, 8/15/30(c)(f)		2,009	1,943,708

El Salvador – 0.1%
Republic of El Salvador
7.625%, 9/21/34(c)(f)		527	612,637
7.65%, 6/15/35(c)(f)		451	517,523

			1,130,160

Germany – 0.0%
Republic of Deutschland 4.75%, 7/04/28(c)	EUR	87	129,157

Hungary – 2.4%
Hungary Government Bond 6.50%, 8/12/09(c)	HUF	187,170	1,064,190

8	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

6.75%, 4/12/10 – 2/12/13(c)	HUF	4,718,450	$26,551,992
7.25%, 6/12/12(c)		3,922,680	22,496,046

			50,112,228

Indonesia – 0.7%
Indonesian Rupiah Structured Notes 11.00%, 10/15/14-11/18/20(f)	IDR	5,789,353	651,993
12.90%, 6/17/22(f)		2,102,200	261,004
14.25%, 6/19/13(f)		80,000,000	10,186,025
Republic of Indonesia 6.625%, 2/17/37(c)(f)	U.S.$	720	684,925
6.75%, 3/10/14(c)(f)		565	581,950
6.875%, 3/09/17(c)(f)		569	590,338
7.25%, 4/20/15(c)(f)		362	381,548
8.50%, 10/12/35(c)(f)		801	934,366

			14,272,149

Jamaica – 0.0%
Government of Jamaica 9.25%, 10/17/25(c)		104	117,260
10.625%, 6/20/17(c)		207	247,883

			365,143

Japan – 0.0%
Japan (Government of) 0.80%, 12/15/09-9/20/10(c)	JPY	59,250	530,215
1.00%, 12/20/10(c)		3,650	32,799
1.80%, 12/20/10(c)		30,550	280,986

			844,000

Lebanon – 0.1%
Lebanese Republic 7.875%, 5/20/11(c)(f)	U.S.$	420	410,550
10.125%, 8/06/08(c)(f)		875	880,722
11.625%, 5/11/16(c)(f)		120	138,701

			1,429,973

Malaysia – 0.1%
Government of Malaysia 7.50%, 7/15/11(c)		1,504	1,647,742

Mexico – 2.7%
Mexico 8.00%, 12/19/13-12/07/23(c)	MXN	23,095	2,080,227
9.00%, 12/22/11-12/20/12(c)		15,246	1,449,445
10.00%, 12/05/24(c)		424,930	45,248,354
United Mexican States 5.625%, 1/15/17(c)	U.S.$	1,900	1,923,750
6.375%, 1/16/13(c)		349	370,464
6.75%, 9/27/34(c)		460	508,070
8.00%, 9/24/22(c)		2,448	3,008,592
11.375%, 9/15/16(c)		1,201	1,699,415

			56,288,317

ALLIANCEBERNSTEIN INCOME FUND •	9

Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Pakistan – 0.0%
Islamic Republic of Pakistan 6.875%, 6/01/17(c)(f)	U.S.$	676	$547,560

Panama – 0.3%
Republic of Panama 6.70%, 1/26/36(c)		654	690,951
7.125%, 1/29/26(c)		1,133	1,251,965
7.25%, 3/15/15(c)		487	535,700
8.875%, 9/30/27(c)		777	1,008,157
9.375%, 7/23/12-4/01/29(c)		2,426	3,184,490

			6,671,263

Peru – 0.8%
Peru Bono Soberano 7.84%, 8/12/20(c)	PEN	1,350	505,168
8.20%, 8/12/26(c)		3,489	1,380,228
8.60%, 8/12/17(c)		7,450	2,877,923
9.91%, 5/05/15(c)		1,600	646,868
Peru Government Bond 6.90%, 8/12/37(c)		815	280,487
Republic of Peru 7.35%, 7/21/25(c)	U.S.$	1,196	1,357,460
8.375%, 5/03/16(c)		5,140	6,026,650
8.75%, 11/21/33(c)		2,819	3,735,175
9.875%, 2/06/15(c)		246	306,024

			17,115,983

Philippines – 1.3%
Republic of Philippines 7.50%, 9/25/24(c)		2,186	2,459,250
7.75%, 1/14/31(c)		5,175	5,984,887
8.25%, 1/15/14(c)		1,405	1,582,733
8.875%, 3/17/15(c)		2,203	2,591,829
9.00%, 2/15/13(c)		266	302,908
9.50%, 10/21/24-2/02/30(c)		516	686,500
9.875%, 1/15/19(c)		1,087	1,422,883
10.625%, 3/16/25(c)		8,768	12,582,080

			27,613,070

Poland – 0.0%
Poland Government Bond 5.00%, 10/24/13(c)	PLN	1,700	656,663

Russia – 0.5%
Russian Federation 7.50%, 3/31/30(c)(f)	U.S.$	7,817	8,892,037
11.00%, 7/24/18(c)(f)		1,190	1,698,725

			10,590,762

10	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Singapore – 0.0%
Singapore Government Bond 3.75%, 9/01/16(c)	SGD	300	$225,287

South Africa – 1.1%
Republic of South Africa 5.875%, 5/30/22(c)	U.S.$	335	331,650
7.375%, 4/25/12(c)		304	329,080
13.00%, 8/31/10(c)	ZAR	145,683	23,083,356

			23,744,086

Spain – 0.0%
Kingdom of Spain 5.25%, 4/06/29(c)	GBP	109	226,671

Sweden – 0.0%
Sweden Government Bond 5.00%, 12/01/20(c)	SEK	1,550	253,986

Turkey – 4.5%
Republic of Turkey 6.875%, 3/17/36(c)	U.S.$	1,413	1,388,272
7.00%, 6/05/20(c)		1,430	1,482,195
7.375%, 2/05/25(c)		3,562	3,766,815
8.00%, 2/14/34(c)		150	165,563
9.50%, 1/15/14(c)		740	866,725
11.00%, 1/14/13(c)		2,696	3,299,904
11.50%, 1/23/12(c)		1,145	1,388,312
Turkey Government Bond Zero coupon, 2/04/09-5/06/09(c)	TRY	81,837	58,882,274
16.00%, 3/07/12(c)		26,821	22,768,964

			94,009,024

Ukraine – 0.1%
Government of Ukraine 6.385%, 6/26/12(c)(f)	U.S.$	250	248,580
6.58%, 11/21/16(c)(f)		453	446,205
6.75%, 11/14/17(c)(f)		526	512,850
7.65%, 6/11/13(c)(f)		226	239,899

			1,447,534

United Kingdom – 1.0%
United Kingdom Gilt 4.00%, 3/07/09(c)	GBP	8,666	17,167,050
4.25%, 12/07/46-12/07/55(c)		1,305	2,611,394
4.75%, 3/07/20(c)		124	252,198
5.00%, 3/07/25(c)		229	483,855

			20,514,497

Uruguay – 0.3%
Republic of Uruguay 7.625%, 3/21/36(c)	U.S.$	185	201,650

ALLIANCEBERNSTEIN INCOME FUND •	11

Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

7.875%, 1/15/33(c)	U.S.$	884	$989,824
8.00%, 11/18/22(c)		4,184	4,686,174

			5,877,648

Venezuela – 0.9%
Republic of Venezuela 5.75%, 2/26/16(c)		4,034	3,267,540
6.00%, 12/09/20(c)		2,255	1,707,784
6.18%, 4/20/11(c)(e)(f)		420	379,848
7.00%, 12/01/18(c)(f)		3,615	3,087,210
7.65%, 4/21/25(c)		5,573	4,813,678
8.50%, 10/08/14(c)		3,490	3,376,575
9.25%, 9/15/27(c)		574	572,565
9.375%, 1/13/34(c)		1,694	1,685,530
13.625%, 8/15/18(c)		458	577,080

			19,467,810

Total Sovereigns (cost $483,572,468)			523,443,696

MORTGAGE PASS-THRUS – 23.8%
Agency ARMS – 14.0%
Federal Home Loan Mortgage Corp. – 11.1%
Federal Home Loan Mortgage Corp. 4.343%, 4/01/35(a)(e)		5,323	5,307,818
4.555%, 4/01/35(a)(e)		1,261	1,263,703
5.759%, 12/01/36(a)(e)		12,014	12,187,807
5.79%, 2/01/37(a)(e)		11,147	11,305,738
5.794%, 1/01/37(a)(e)		44,993	45,603,482
5.819%, 2/01/37(a)(e)		22,955	23,289,368
5.823%, 3/01/37(a)(e)		24,400	24,782,262
5.975%, 3/01/37(a)(e)		15,003	15,254,266
5.989%, 2/01/37(a)(e)		27,420	27,881,907
6.028%, 3/01/37(a)(e)		15,951	16,200,870
6.108%, 8/01/36(a)(e)		40,853	41,475,343
6.233%, 4/01/37(a)(e)		6,717	6,831,163

			231,383,727

Federal National Mortgage Association – 2.9%
Federal National Mortgage Association 4.51%, 8/01/34(a)(e)		1,525	1,533,108
4.69%, 5/01/35(a)(e)		1,789	1,805,223
4.803%, 1/01/36(a)(e)		1,444	1,453,744
4.807%, 7/01/35(a)(e)		3,736	3,764,930
5.322%, 9/01/35(a)(e)		814	818,767
5.851%, 11/01/36(a)(e)		19,515	19,898,896
5.952%, 3/01/37(a)(e)		28,662	29,192,455
6.897%, 1/01/36(a)(e)		2,733	2,773,938

			61,241,061

			292,624,788

12	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

FIXED RATE 30-YEAR – 9.8%
Federal Gold Loan Mortgage Corp. – 5.1%
Federal Gold Loan Mortgage Corp. 6.00%, 9/01/36(a)	U.S.$	83,323	$84,576,210
7.00%, 2/01/37(a)		20,854	21,675,703

			106,251,913

Federal National Mortgage Association – 2.5%
Federal National Mortgage Association 6.50%, 8/01/36-8/01/37(a)		50,675	52,090,658
7.50%, 11/01/29(a)		113	120,856
8.00%, 6/01/28(a)		90	96,589

			52,308,103

Government National Mortgage Association – 2.2%
Government National Mortgage Association 5.50%, 7/15/33(a)		44,344	44,706,141
6.50%, 2/15/29(a)		99	102,899

			44,809,040

			203,369,056

Total Mortgage Pass-Thrus (cost $491,322,378)			495,993,844

CORPORATES – 11.7%
Austria – 0.1%
Telekom Finanzmanagement 5.00%, 7/22/13(c)	EUR	1,112	1,591,777

Bermuda – 0.3%
Intelsat Bermuda, Ltd. 11.25%, 6/15/16(c)	U.S.$	3,300	3,407,250
NCL Corp. 10.625%, 7/15/14(c)		2,245	2,230,969
Noble Group, Ltd. 6.625%, 3/17/15(c)(f)		560	531,602

			6,169,821

Brazil – 0.0%
Banco BMG S.A. 9.15%, 1/15/16(c)(f)		400	407,192

Canada – 0.2%
DaimlerChrysler NA Holding 5.75%, 8/10/11(c)	GBP	110	218,840
Fairfax Financial Holdings, Ltd. 8.30%, 4/15/26(c)	U.S.$	5,000	4,781,250

			5,000,090

ALLIANCEBERNSTEIN INCOME FUND •	13

Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Cayman Islands – 0.2%
C&M Finance, Ltd. 8.10%, 2/01/16(c)(f)	U.S.$	1,690	$1,673,100
Chaoda Modern Agriculture, Ltd. 7.75%, 2/08/10(c)(f)		505	496,789
Santander Central Hispano Issue, Ltd. 6.80%, 11/29/10(c)	GBP	83	168,697
7.25%, 12/29/49(c)(e)		70	143,713
STB Finance Cayman 5.834%, 9/29/49(c)(e)		100	189,800
Vale Overseas, Ltd. 6.875%, 11/21/36(c)	U.S.$	673	680,814

			3,352,913

Colombia – 0.0%
Bogota Distrito Cap 9.75%, 7/26/28(c)(f)	COP	760,000	357,348

France – 0.0%
Dexia Municipal Agency 4.875%, 12/30/08(c)	GBP	15	29,658
Legrand S.A. 8.50%, 2/15/25(c)	U.S.$	10	11,633

			41,291

Germany – 0.1%
Cognis GmbH 9.50%, 5/15/14(c)(f)	EUR	5	6,908
Heckler & Koch GmbH 9.25%, 7/15/11(c)(f)		5	7,310
JSC Severstal 9.25%, 4/19/14(c)(f)	U.S.$	230	244,260
Kreditanstalt fuer Wiederaufbau 4.875%, 1/15/13(c)	GBP	350	695,594

			954,072

Greece – 0.0%
Antenna TV S.A. 7.25%, 2/15/15(c)(f)	EUR	10	12,720
Yioula Glassworks S.A. 9.00%, 12/01/15(c)(f)		253	336,608

			349,328

Ireland – 0.1%
Alpha Bond Issuance PLC for OJC 8.625%, 12/09/15(c)	U.S.$	300	288,681
General Electric Capital Corp. 5.375%, 12/18/40(c)	GBP	41	77,159
GPB Eurobond Finance 6.50%, 9/23/15(c)	U.S.$	400	372,000
Red Arrow International Leasing PLC 8.375%, 6/30/12(c)	RUB	14,947	607,596

			1,345,436

14	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Japan – 0.0%
Resona Bank, Ltd. 4.125%, 9/27/12(c)(e)(f)	EUR	67	$88,372
5.986%, 8/10/11(c)(e)	GBP	50	96,715

			185,087

Luxembourg – 0.4%
Europaische Hypothekenbank SA 5.00%, 12/15/08(c)	GBP	20	39,670
Evraz Group S.A. 8.25%, 11/10/15(c)(f)	U.S.$	489	481,812
Gallery Capital 10.125%, 5/15/13(c)(f)		315	300,479
Gaz Capital
5.03%, 2/25/14(c)(f)	EUR	60	79,718
6.212%, 11/22/16(c)(f)	U.S.$	154	147,748
6.51%, 3/07/22(c)(f)		460	437,322
Gaz Capital for Gazprom 6.212%, 11/22/16(c)(f)		850	824,670
6.51%, 3/07/22(c)(f)		4,768	4,609,702
Gazstream SA (Gazprom) 5.625%, 7/22/13(c)(f)		188	186,912
Mobile Telesystems Finance S.A. 9.75%, 1/30/08(c)(f)		460	459,963
Olivetti Finance NV 7.75%, 1/24/33(c)	EUR	20	31,614
Russian Agricultural Bank 6.299%, 5/15/17(c)(f)	U.S.$	298	281,699
Russian Standard Finance S.A. 7.50%, 10/07/10(c)(f)		386	346,389
TNK-BP Finance 7.50%, 7/18/16(c)(f)		186	184,045
TYCO International Group, SA 6.00%, 11/15/13(c)		140	143,898
VTB Capital S.A. 6.609%, 10/31/12(c)(f)		700	687,050

			9,242,691

Malaysia – 0.0%
Petronas Capital, Ltd. 7.00%, 5/22/12(c)(f)		873	950,496

Netherlands – 0.1%
Aegon NV 6.125%, 12/15/31(c)	GBP	26	52,811
Generali Finance BV 6.214%, 6/29/49(c)(e)		100	190,075
Kazkommerts International BV 8.50%, 4/16/13(c)(f)	U.S.$	325	291,103

ALLIANCEBERNSTEIN INCOME FUND •	15

Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Neder Waterschapsbank 5.625%, 11/17/15(c)	GBP	120	$248,122
Siemens Financieringsmat 6.125%, 9/14/16(c)(e)		307	571,624

			1,353,735

New Zealand – 0.0%
TCNZ Finance, Ltd. 6.125%, 12/12/08(c)		60	120,078

Panama – 0.0%
MMG Fiduciary (AES EL Salvador) 6.75%, 2/01/16(c)(f)	U.S.$	350	347,025

South Africa – 0.0%
Foodcorp, Ltd. 8.875%, 6/15/12(c)(f)	EUR	194	273,710
Peermont Global, Ltd. 7.75%, 4/30/14(c)(f)		50	66,158

			339,868

United Kingdom – 0.7%
AMP Group Finance Services 7.125%, 8/06/19(c)(e)	GBP	50	101,064
AMP UK Finance Services 6.375%, 11/17/10(c)		110	223,722
Aviva PLC 5.902%, 7/27/20(c)(e)		88	160,092
Bank of Scotland Capital Funding 8.117%, 5/31/10(c)(f)		90	184,224
Barclays Bank 9.875%, 5/12/08(c)(e)		157	314,915
Barclays Bank PLC 8.55%, 6/15/11(c)(e)(f)	U.S.$	638	672,002
British Sky Broadcasting PLC 7.75%, 7/09/09(c)	GBP	94	191,570
BSKYB Finance UK PLC 5.75%, 10/20/17(c)(f)		50	95,637
BSKYB Finance United Kingdom PLC 5.625%, 10/15/15(c)(f)	U.S.$	350	344,370
Centrica PLC 5.50%, 10/24/16(c)	GBP	100	193,244
FirstGroup PLC 6.875%, 4/15/13(c)		20	41,276
Friends Provident PLC 6.292%, 6/29/49(c)(e)		50	91,717
Inmarsat Finance PLC 10.375%, 11/15/12(c)(g)	U.S.$	6,475	6,288,844

16	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Legal & General Finance PLC 5.875%, 4/05/33(c)	GBP	26	$52,216
Lehman Brothers Holdings, Inc. 6.00%, 1/25/13(c)		100	191,704
Lloyds TSB Capital 7.834%, 2/07/15(c)(e)		191	405,435
10.625%, 10/21/08(c)		134	277,044
Marks & Spencer PLC 5.625%, 3/24/14(c)		89	170,550
MM02 PLC 7.625%, 1/25/12(c)		106	225,120
Network Rail Infrastructure Finance PLC
4.375%, 12/09/30(c)		395	745,189
4.75%, 11/29/35(c)		430	875,651
4.875%, 11/27/15(c)		250	494,341
Northern Rock PLC 7.053%, 9/21/49(c)(e)		86	79,984
Prudential PLC 6.125%, 12/19/31(c)		27	53,123
Resolution PLC 6.586%, 11/29/49(c)(e)		50	83,612
Rexam PLC 7.125%, 3/27/09(c)		58	117,234
Royal & Sun Alliance Insurance 8.50%, 7/29/49(c)(e)		55	119,599
Royal Bank of Scotland Group PLC 7.387%, 12/29/49(c)		117	238,045
7.648%, 8/31/49(c)(e)	U.S.$	1,629	1,680,696
South Wales Electricity 9.25%, 11/09/20(c)	GBP	19	49,407
Western Power Distribution LLC 5.875%, 3/25/27(c)		30	61,038
Yorkshire Power Finance 7.25%, 8/04/28(c)		86	196,836
Zurich Finance PLC 6.625%, 10/02/22(c)(e)		82	160,188

			15,179,689

United States – 9.5%
ALB Finance BV 9.25%, 9/25/13(c)(f)*	U.S.$	376	288,317
Alcoa, Inc. 5.55%, 2/01/17(c)		7,783	7,550,802
Altria Group, Inc. 7.75%, 1/15/27(c)		3,500	4,509,361
American International Group, Inc. 4.25%, 5/15/13(c)		4,480	4,261,685

ALLIANCEBERNSTEIN INCOME FUND •	17

Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Associated Materials, Inc. Zero coupon, 3/01/14(c)(g)	U.S.$	13,045	$8,348,800
AT&T Corp. Senior Note 8.00%, 11/15/31(c)		1,000	1,228,073
Berry Plastics Holding Corp. 10.25%, 3/01/16(c)		150	131,250
Broder Brothers Co. 11.25%, 10/15/10(c)		1,100	847,000
Burlington Coat Factory Warehouse Corp. 11.125%, 4/15/14(c)		1,600	1,284,000
Cadbury Schweppes Finance 5.125%, 10/01/13(c)(f)		1,000	999,416
Capital One Financial Corp. 6.75%, 9/15/17(c)		1,755	1,683,257
CCH I Holdings, LLC 11.00%, 10/01/10(c)		4,009	3,267,335
11.75%, 3/28/08(c)		11,000	6,957,500
Centennial Communications Corp. 10.00%, 1/01/13(c)		1,700	1,768,000
Central European Distribution Corp. 8.00%, 7/25/12(c)(f)	EUR	62	91,278
CIT Group, Inc. 5.125%, 9/30/14(c)	U.S.$	2,540	2,237,410
7.625%, 11/30/12(c)		10,435	10,576,979
Citigroup, Inc. 5.50%, 11/18/15(c)	GBP	85	162,371
5.875%, 7/01/24(c)		32	60,637
Clear Channel Communications, Inc. 5.75%, 1/15/13(c)	U.S.$	220	182,168
Digicel, Ltd. 9.25%, 9/01/12(c)(f)		465	473,742
Dole Food Co., Inc. 8.875%, 3/15/11(c)		1,150	1,063,750
Dynegy Holdings, Inc. 8.375%, 5/01/16(c)		46	44,965
EchoStar DBS Corp. 7.125%, 2/01/16(c)		45	45,900
Edison Mission Energy 7.00%, 5/15/17(c)		30	29,475
Electronic Data Systems Corp. 6.50%, 8/01/13(c)		600	606,693
Embarq Corp. 7.082%, 6/01/16(c)		1,202	1,238,518
Ford Motor Credit Co. 4.95%, 1/15/08(c)		152	151,898
6.625%, 6/16/08(c)		454	447,385

18	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

7.00%, 10/01/13(c)	U.S.$	2,350	$1,963,164
Freeport-McMoran Copper & Gold, Inc. 8.375%, 4/01/17(c)		7,500	8,043,750
Freescale Semiconductor, Inc. 10.125%, 12/15/16(c)		300	247,500
French Lick Resorts & Casino 10.75%, 4/15/14(c)(f)		150	109,500
General Electric Capital Corp. 6.44%, 11/15/22(c)	GBP	238	494,103
General Motors Acceptance Corp.
6.75%, 12/01/14(c)	U.S.$	10,000	8,065,490
6.875%, 9/15/11(c)		3,960	3,387,756
8.00%, 11/01/31(c)		4,000	3,355,500
Georgia Gulf Corp. 10.75%, 10/15/16(c)*		250	167,500
Goldman Sachs Group, Inc. 5.50%, 10/12/21(c)	GBP	50	89,589
6.125%, 2/14/17(c)		45	87,964
Harrah’s Operating Co., Inc. 5.625%, 6/01/15(c)	U.S.$	19	13,870
5.75%, 10/01/17(c)		20	13,550
6.50%, 6/01/16(c)		11	8,195
Hertz Corp. Class A 10.50%, 1/01/16(c)		5,000	5,175,000
HSBC Finance Corp. 7.00%, 3/27/12(c)	GBP	30	60,682
Iirsa Norte Finance, Ltd. 8.75%, 5/30/24(c)(f)	U.S.$	338	383,549
ION Media Networks, Inc. 11.493%, 1/15/13(c)(e)(f)		6,400	6,296,000
Ipalco Enterprises, Inc. 8.375%, 11/14/08(c)		100	101,750
JPMorgan Chase & Co. 7.00%, 6/28/17(c)(f)	RUB	46,000	1,731,184
JPMorgan Chase Capital XXV 6.80%, 10/01/37(c)	U.S.$	5,100	4,903,502
Limited Brands, Inc. 6.90%, 7/15/17(c)		5,593	5,403,968
M&T Bank Corp. 6.625%, 12/04/17(c)		506	505,859
Majapahit Holding BV 7.875%, 6/29/37(c)(f)		188	180,010
Mellon Capital III 6.369%, 9/05/66(c)(e)	GBP	250	472,175
Merrill Lynch & Co., Inc. 5.125%, 9/24/10(c)		65	123,664
5.70%, 5/02/17(c)	U.S.$	13,500	12,866,769

ALLIANCEBERNSTEIN INCOME FUND •	19

Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

6.05%, 5/16/16(c)	U.S.$	2,678	$2,631,325
Morgan Stanley 5.125%, 11/30/15(c)	GBP	100	181,357
Nextel Communications, Inc. Series E 6.875%, 10/31/13(c)	U.S.$	3,830	3,773,017
NRG Energy, Inc. 7.25%, 2/01/14(c)		45	43,875
7.375%, 2/01/16(c)		15	14,625
Qantas Airways, Ltd. 6.05%, 4/15/16(c)(f)		5,000	5,143,620
Quality Distribution LLC 9.00%, 11/15/10(c)		1,875	1,593,750
Qwest Corp. 7.625%, 6/15/15(c)		700	712,250
Rainbow National Services LLC 10.375%, 9/01/14(c)(f)		1,750	1,896,563
RBS Global & Rexnord Corp. 11.75%, 8/01/16(c)		2,150	2,096,250
RH Donnelley Corp. 6.875%, 1/15/13(c)		9	8,055
Select Medical Corp. 7.625%, 2/01/15(c)		250	213,750
11.259%, 9/15/15(c)		5,000	4,350,000
Sirius Satellite Radio, Inc. 9.625%, 8/01/13(c)		1,650	1,559,250
Six Flags, Inc. 9.625%, 6/01/14(c)		1,675	1,235,313
SLM Corp. 5.05%, 11/14/14(c)		3,610	3,120,282
5.375%, 5/15/14(c)		11,385	10,122,096
Southern Peru Copper Corp. 7.50%, 7/27/35(c)		370	391,871
Starwood Hotels & Resorts Worldwide, Inc. 7.375%, 11/15/15(c)		1,213	1,252,267
Terrestar Networks, Inc. 15.00%, 2/15/14(c)(f)		2,414	2,547,097
The Bear Stearns Cos., Inc. 4.625%, 1/26/11(c)	GBP	80	146,766
5.125%, 1/20/10(c)		110	209,367
5.55%, 1/22/17(c)	U.S.$	14,000	12,546,982
TNK-BP Finance 7.50%, 7/18/16(c)(f)		580	561,875
UBS Preferred Funding Trust I 8.622%, 10/29/49(c)(e)		3,760	4,051,682
Union Carbide Corp. 7.75%, 10/01/96(c)		1,785	1,868,474

20	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

United States Steel Corp. 6.05%, 6/01/17(a)	U.S.$	965	$906,939
US Bank NA 6.30%, 2/04/14(c)		2,695	2,866,645
Wachovia Bank NA 4.875%, 2/01/15(c)		3,841	3,656,471
West Corp. 11.00%, 10/15/16(c)		150	148,875
William Lyon Homes, Inc. 10.75%, 4/01/13(c)		2,000	1,200,000
Windstream Corp. 8.625%, 8/01/16(c)		43	45,150
XM Satellite Radio, Inc. 9.75%, 5/01/14(c)		1,650	1,596,375

			197,481,722

Total Corporates (cost $254,705,262)			244,769,659

GOVERNMENT-RELATED — US AGENCIES – 11.3%
Agency Debentures – 11.3%
Federal Home Loan Mortgage Corp. 5.00%, 4/18/17(a)		48,000	49,689,600
5.50%, 8/23/17(a)		48,000	51,502,704
Federal National Mortgage Association 5.375%, 6/12/17(a)		48,000	50,989,152
Pemex Project Funding Master Trust 5.75%, 3/01/18(c)(f)		485	483,788
Resolution Funding Corp. Zero coupon, 10/15/20		150,000	82,579,050

Total Government-Related — US Agencies (cost $216,718,182)			235,244,294

BANK LOANS – 4.5%
Allison Transmission, Inc. 7.90%-8.00%, 8/07/14(e)		500	465,445
Alltel Corp. 7.78%, 5/16/15(e)		1,247	1,200,978
Altivity Packaging, LLC 9.98%, 12/30/13(e)		1,000	998,566
Aramark Corp. 8.44%, 1/26/14(e)	GBP	993	1,847,252
Ashmore Energy International 7.83%-8.20%, 3/30/12(e)	U.S.$	179	170,871
8.20%, 3/20/14(e)		812	773,175

ALLIANCEBERNSTEIN INCOME FUND •	21

Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Asurion Corp. 7.88%, 7/03/14(e)	U.S.$	1,000	$962,500
ATP Oil & Gas Corp. 8.29%-8.89%, 4/14/10(e)		470	462,842
Best Brands Corp. 9.14%-10.23%, 12/12/12(e)		1,831	1,661,331
Blockbuster, Inc. 9.03%-9.58%, 8/20/11(e)		692	661,854
Calpine Generating Co., LLC 10.00%, 4/01/09(e)†		8	7,293
Carestream Health, Inc. 10.08%-10.58%, 10/30/13(e)		1,000	920,000
Cenage Learning Acquisitions, Inc. 7.58%-7.60%, 7/04/14(e)		1,496	1,412,834
Cequel Communications, LLC 9.41%-10.91%, 3/31/15(e)		3,585	3,318,988
Charter Communications Operations 6.99%, 3/06/14(e)		1,000	932,790
Chrysler Financial 9.00%, 8/03/12(e)		748	717,579
Collect Acquisition Corp. 7.83%-8.00%, 5/15/13(e)		2,475	2,372,906
Community Health Systems, Inc. Delayed Draw 7.33%, 7/25/14(e)		58	55,787
Term Loan B 7.33%, 7/25/14(e)		1,153	1,109,234
Crescent Resources, LLC 8.03%, 9/07/12(e)		1,000	887,500
Dalbo, Inc. 8.38%-9.50%, 8/27/12(e)		800	788,000
Dealer Computer Services, Inc. 6.84%, 10/26/12(e)		690	663,491
10.34%, 10/26/13(e)		500	492,500
Delphi Corp. 9.125%, 7/01/08(e)		2,000	1,992,500
Dresser, Inc. 7.35%-7.45%, 5/04/14(e)		1,719	1,652,532
First Data Corp. 7.58%-7.63%, 9/24/14(e)		1,995	1,892,408
Firstlight Power Resources 9.44%, 5/01/14(e)		2,000	1,886,660
Flakeboard Co., Ltd. 8.58%, 7/28/12(e)		1,813	1,768,058
Ford Motor Co. 8.00%, 12/15/13(e)		990	914,701
Freescale Semiconductor, Inc. 6.98%, 11/29/13(e)		1,496	1,381,985

22	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

GBGH LLC 11.75%, 8/07/13(e)	U.S.$	644	$643,500
Generac Power Systems, Inc. 7.73%, 11/10/13(e)		1,000	886,670
Golden Gate National Senior Care Holdings, LLC 7.60%, 3/14/11(e)		1,135	1,112,563
Grosvenor Capital Management 7.12%-7.25%, 12/05/13(e)		973	939,366
Harlan Sprague Dawley, Inc. 7.71%-8.75%, 7/11/14(e)		915	885,043
HCA, Inc. 7.08%, 11/18/13(e)		1,244	1,194,940
HCR Health care, LLC 9.00%, 12/22/14(e)		1,000	953,750
Huntsman International 6.62%, 4/19/14(e)		939	920,009
Idearc, Inc. 6.83%, 11/17/14(e)		1,492	1,418,406
Infor Enterprise Solutions Holdings, Inc. 8.58%, 7/30/12(e)		1,975	1,860,647
Infrastrux Group, Inc. 9.32%, 11/03/12(e)		1,729	1,607,542
IPC Systems, Inc. 7.09%-10.09%, 6/02/14-6/01/15(e)		3,990	3,264,773
Landsource Communities 7.62%-9.00%, 2/27/13(e)		1,346	1,056,710
Level 3 Communications, Inc. 7.49%, 3/13/14(e)		3,000	2,883,750
London Arena & Waterfront Finance LLC 7.63%, 3/08/12(e)		1,719	1,684,988
LPL Holdings, Inc. 9.00%, 12/22/14(e)		1,753	1,678,475
Marvell Technology Group, Ltd. 7.33%, 11/06/09(e)		1,974	1,914,537
Mattress Holding Corp. 7.32%-7.41%, 11/18/14(e)		498	447,753
Metro Goldwyn Mayer Studio’s, Inc. 8.11%, 4/08/12(e)		2,456	2,272,645
Mylan Laboratories, Inc. 8.13%-8.31%, 10/02/14(e)		600	593,400
Natural Products Group 7.08%-7.45%, 3/08/14(e)		993	761,248

ALLIANCEBERNSTEIN INCOME FUND •	23

Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Newpage Corp. 8.69%, 12/22/14(e)	U.S.$	500	$496,040
North Las Vegas 7.60%, 5/09/11(e)		61	51,186
11.85%, 5/30/12(e)		2,100	945,000
Northeast Biofuels, LLC 8.08%-8.50%, 6/30/13(e)		951	846,585
PetCo Animal Supplies, Inc. 7.21%-7.45%, 10/26/13(e)		990	945,034
Riverside Energy Center 9.21%, 6/24/11(e)		1,562	1,554,374
Rocky Mountain Energy Center, LLC 9.21%, 6/24/11(e)		1,086	1,081,402
Sabre, Inc. 6.96%, 9/30/14(e)		972	881,915
Sequa Corp. 8.08%, 12/03/14(e)		500	489,375
Six Flags Theme Parks, Inc. 7.03%-7.25%, 4/30/15(e)		995	909,360
Sorenson Communications, Inc. 7.38%, 8/16/13(e)		1,174	1,139,237
Sunshine Acquisition Limited 7.23%, 3/20/12(e)		980	939,586
Talecris Biotherapeutics Holdings Corp. 8.38%, 12/06/13(e)		2,228	2,208,009
11.38%, 12/04/14(e)		1,000	992,500
Targus Group International 8.27%-8.43%, 11/22/12(e)		985	891,259
Texas Competitive Electric Holdings Co., LLC 8.40%, 10/10/14(e)		1,546	1,516,278
Thompson Creek 9.56%, 10/26/12(e)		1,114	1,108,508
Travelport LLC 7.08%-7.45%, 8/23/13(e)		534	505,098
Trinidad Drilling 7.73%, 5/01/11(e)		983	968,583
Universal City Development Partners, LP 6.68%-7.00%, 6/09/11(e)		925	905,789
Univision Communications, Inc. 7.10%-7.21%, 9/29/14(e)		1,500	1,365,000
Venetian Macau 7.08%, 5/25/12-5/25/13(e)		1,750	1,668,810
Vertafore, Inc. 10.77%, 1/31/13(e)		500	482,500
Visteon Corp. 8.38%, 6/13/13(e)		2,000	1,851,000

24	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

West Corp. 7.22%-7.47%, 10/24/13(e)	U.S.$	993	$943,500
Wide Open West Finance, LLC 7.48%-7.70%, 6/30/14(e)		2,500	2,329,175
Wimar Opco, LLC 7.61%, 1/03/12(e)		1,000	995,210
Xerium Technology, Inc. 7.58%, 11/21/11(e)		682	622,737

Total Bank Loans (cost $98,972,767)			92,986,325

INFLATION LINKED SECURITIES – 2.4%
Cayman Islands – 0.1%
Unibanco (Cayman) 8.70%, 2/11/10(c)(f)	BRL	4,839	2,703,803

United States – 2.3%
United States Treasury Inflation Index 2.375%, 4/15/11(a)(c)	U.S.$	45,061	46,968,564

Uruguay – 0.0%
Republic of Uruguay 3.70%, 6/26/37(c)	UYU	15,692	667,716

Total Inflation Linked Securities (cost $47,426,592)			50,340,083

COMMERCIAL MORTGAGE BACKED SECURITIES – 2.3%
Non-Agency Adjustable Rate CMBS – 0.0%
Opera Financial Series CSC3 Class B 6.572%, 4/25/17(c)(e)(f)	GBP	100	181,798

Non-Agency Fixed Rate CMBS – 2.3%
Banc of America Commercial Mortgage, Inc. Series 2007-5 Class A4 5.492%, 2/10/51(c)	U.S.$	3,919	3,927,976
Credit Suisse Mortgage Capital Certificates Series 2006-C5 Class A3 5.311%, 12/15/39(c)		13,000	12,841,940
JPMorgan Chase Commercial Mortgage Securities Corp. Series 2006-CB17 Class A4 5.429%, 12/12/43(c)		14,465	14,457,504

ALLIANCEBERNSTEIN INCOME FUND •	25

Portfolio of Investments

	Shares or Principal Amount (000)		U.S. $ Value

LB-UBS Commercial Mortgage Trust Series 2007-C7 Class A3 5.866%, 9/15/45(c)	U.S.$	15,465	$15,997,225

			47,224,645

Total Commercial Mortgage Backed Securities (cost $47,098,059)			47,406,443

NON-US DOLLAR – 1.5%
GOVERNMENT-RELATED – AGENCIES – 1.5%
European Investment Bank Zero coupon, 9/12/08(c)(f)	BRL	11,103	5,771,904
4.375%, 7/08/15(c)	GBP	180	345,978
4.50%, 1/14/13(c)		190	371,913
5.625%, 6/07/32(c)		480	1,082,281
6.25%, 4/15/14(c)		115	245,055
Inter-American Development Bank 9.75%, 5/15/15(c)		56	144,795
International Bank Reconstruction & Development 9.75%, 8/02/10(c)	ZAR	19,540	2,796,682
International Finance Corp. 11.00%, 7/01/09		140,580	20,586,078

Total Non-US Dollar (cost $30,435,770)			31,344,686

PREFERRED STOCKS – 0.3%
Federal National Home Loan Mortgage Corp. 8.375%(c)	U.S.$	83,300	2,178,295
Federal National Mortgage Association 8.25%(c)		125,325	3,227,119

Total Preferred Stocks (cost $5,215,625)			5,405,414

WARRANTS – 0.1%
Central Bank of Nigeria, expiring 11/15/20(h)		4,500	1,035,000
Republic of Venezuela, expiring 4/15/20(h)		1,785	0

Total Warrants (cost $0)			1,035,000

26	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

	Shares or Principal Amount (000)		U.S. $ Value

MORTGAGE CMO – 0.0%
Agency Adjustable Rate – 0.0%
Government National Mortgage Association .82%, 11/16/45(c)(e) (Interest only) (cost $375,299)	U.S.$	6,645	$259,324

SHORT-TERM INVESTMENTS – 6.7%
Agency Discount Note – 4.3%
Federal Home Loan Bank Discount Notes Zero Coupon, 1/11/08 – 1/25/08		90,000	89,817,125

Investment Companies – 2.4%
AllianceBernstein Fixed Income Shares, Inc. – Prime STIF Portfolio(i)		50,296,553	50,296,553

Total Short-Term Investments (cost $140,113,678)			140,113,678

Total Investments Before Security Lending Collateral – 150.5% (cost $3,022,414,216)			3,135,829,872

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 0.0%
Short-Terms – 0.0%
UBS Private Money Market Fund, LLC (cost $263,843)		263,843	263,843

Total Investments – 150.5% (cost $3,022,678,059)			3,136,093,715
Other assets less liabilities – (50.5)%			(1,051,721,601)

Net Assets – 100%			$2,084,372,114

ALLIANCEBERNSTEIN INCOME FUND •	27

Portfolio of Investments

CREDIT DEFAULT SWAP CONTRACTS (see Note C)

Swap Counterparty & Referenced Obligation	Notional Amount (000)	Interest Rate	Termination Date	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Lehman Brothers
Qantas Airways Ltd.
5.125%, 6/20/13	$5,000	2.75%	3/20/16	$(691,473)

Sale Contracts:
Citibank N.A.
Republic of Brazil
12.25%, 3/06/30	1,910	3.09%	8/20/10	139,331
Citigroup Global Markets, Inc.
Gazprom OAO
5.875-10.50%, 4/25/07-4/28/34	10,000	1.04%	10/20/10	(98,777)
Citigroup Global Markets, Inc.
Republic of Philippines
10.625%, 3/16/25	3,360	4.95%	3/20/09	164,764
JPMorgan Chase
Gazprom OAO
5.875-10.50%, 4/25/07-4/28/34	1,380	1.04%	10/20/10	(13,631)
Lehman Brothers
Repubic of Venezuela
9.25%, 9/15/27	11,550	0.69%	4/20/08	(14,710)

FINANCIAL FUTURES CONTRACTS (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at December 31, 2007	Unrealized Appreciation/ (Depreciation)
Sold
U.S. T-Note
10 Yr Futures	3,725	Mar-2008	$421,468,181	$422,380,078	$(911,897)
U.S. T-Bond
30 Yr Futures	144	Mar-2008	16,943,376	16,758,000	185,376

					$(726,521)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

		Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Current Value	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Australian Dollar,
settling	1/29/08	25,692	$22,658,161	$22,522,955	$(135,206)
settling	2/26/08	490	431,897	428,656	(3,241)
British Pound,
settling	1/30/08	21,805	44,521,320	43,368,414	(1,152,906)
settling	2/26/08	113	227,615	225,155	(2,460)
settling	2/26/08	1,989	4,000,180	3,952,950	(47,230)
settling	2/26/08	140	284,650	278,129	(6,521)
Canadian Dollar,
settling	1/24/08	76,468	75,906,060	77,503,182	1,597,122
settling	2/26/08	741	733,776	751,488	17,712

28	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

		Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Current Value	Unrealized Appreciation/ (Depreciation)
Euro,
settling	1/16/08	21,277	$30,677,198	$31,117,241	$440,043
New Zealand Dollar,
settling	2/26/08	369	288,637	282,084	(6,553)
Norwegian Krone,
settling	1/17/08	451,328	83,143,602	83,081,690	(61,912)
settling	2/26/08	4,777	881,272	878,453	(2,819)
Peruvian Nouveau Sol,
settling	2/26/08	240	81,383	80,485	(898)
Singapore Dollar,
settling	1/14/08	30,000	20,871,453	20,863,222	(8,231)
settling	2/26/08	326	224,518	227,476	2,958
South African Rand,
settling	1/7/08	30,000	4,373,616	4,384,014	10,398
Swedish Krona,
settling	2/26/08	801	121,803	123,971	2,168

Sale Contracts:
Australian Dollar,
settling	1/29/08	1,428	1,245,335	1,251,743	(6,408)
British Pound,
settling	1/30/08	21,869	45,089,421	43,495,321	1,594,100
settling	1/30/08	15,254	30,677,198	30,338,972	338,226
settling	2/26/08	252	501,329	501,030	299
Canadian Dollar,
settling	1/24/08	4,231	4,403,233	4,288,710	114,523
Euro,
settling	1/16/08	7,088	10,149,904	10,365,717	(215,813)
settling	1/16/08	665	951,658	971,893	(20,235)
settling	2/26/08	348	510,927	508,949	1,978
settling	2/26/08	94	134,987	137,337	(2,350)
Hungarian Forint,
settling	2/15/08	8,819,355	50,817,370	50,833,828	(16,458)
settling	2/26/08	82,565	478,217	475,540	2,677
Japanese Yen,
settling	2/13/08	1,154,338	10,266,258	10,383,062	(116,804)
settling	2/26/08	94,574	836,465	851,879	(15,414)
settling	2/26/08	64,614	579,613	582,014	(2,401)
Mexican Peso,
settling	2/14/08	19,985	1,822,032	1,825,496	(3,464)
settling	2/14/08	214,190	19,527,757	19,564,880	(37,123)
settling	2/26/08	4,580	421,073	417,997	3,076
New Zealand Dollar,
settling	1/25/08	2,390	1,799,440	1,834,057	(34,617)
Polish Zloty,
settling	2/26/08	1,631	669,656	662,316	7,340
Singapore Dollar,
settling	2/26/08	326	224,191	227,476	(3,285)
South African Rand,
settling	1/7/08	74,883	10,858,707	10,942,993	(84,286)
settling	1/7/08	17,176	2,537,332	2,509,970	27,362
settling	1/7/08	175,649	26,572,971	25,668,286	904,685

ALLIANCEBERNSTEIN INCOME FUND •	29

Portfolio of Investments

		Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Current Value	Unrealized Appreciation/ (Depreciation)
Swedish Krona,
settling	2/7/08	1,116	$174,198	$172,777	$1,421
settling	2/7/08	102,946	16,108,992	15,933,885	175,107
settling	2/26/08	3,228	503,184	499,756	3,428
Swiss Franc,
settling	2/26/08	1,263	1,116,170	1,119,205	(3,035)
settling	2/27/08	74,416	65,452,113	65,957,907	(505,794)

REVERSE REPURCHASE AGREEMENTS (see Note C)

Broker	Interest Rate	Maturity	Amount
Deutsche Bank Alex. Brown	3.90%	1/15/08	$67,612,286
Deutsche Bank Alex. Brown	3.90%	1/15/08	16,401,604
Deutsche Bank Alex. Brown	3.95%	1/15/08	85,774,629
Deutsche Bank Alex. Brown	3.95%	1/15/08	89,496,012
Deutsche Bank Alex. Brown	4.00%	1/15/08	92,556,368
Deutsche Bank Alex. Brown	4.00%	1/15/08	7,077,019
Deutsche Bank Alex. Brown	3.90%	1/15/08	246,686,501
Deutsche Bank Alex. Brown	3.75%	1/15/08	62,987,919
ABN Securities, Ltd.	4.25%	12/31/08	259,879

			$668,852,217

*	Represents entire or partial securities out on loan. See Note E for securities lending information.

†	Defaulted security. On January 31, 2008, the company has emerged from Chapter 11 bankruptcy protection.

(a)	Positions, or portion thereof, with an aggregate market value of $1,232,192,370 have been pledged to collateralize the loan payable outstanding.

(b)	Positions, or portions thereof, with a market value of $673,371,574 have been segregated to collateralize reverse repurchase agreements.

(c)	Positions, or portion thereof, with an aggregate market value of $893,941,551 have been pledged to collateralize open forward exchange currency contracts.

(d)	Positions, or portions thereof, with a market value of $6,885,796 have been segregated to collateralize margin requirements for open futures contracts and swaps.

(e)	Variable rate coupon, rate shown as of December 31, 2007.

(f)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2007, the aggregate market value of these securities amounted to $84,041,757 or 4.0% of net assets.

(g)	Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(h)	Non-income producing security.

(i)	Investment in affiliated money market fund.

Currency Abbreviations:

ARS – Argentine Peso

BRL – Brazilian Real

COP – Colombian Peso

CRC – Costa Rican Colon

DOP – Dominican Peso

EUR – Euro

GBP – British Pound

30	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

IDR – Indonesian Rupiah

HUF – Hungarian Forint

JPY – Japanese Yen

MXN – Mexican Peso

PEN – Peruvian Nuevo Sol

PLN – Polish Zloty

RUB – Russian Ruble

SEK – Swedish Krona

SGD – Singapore Dollar

TRY – New Turkish Lira

U.S.$ – United States Dollar

UYU – Uruguayan Peso

ZAR – South African Rand

Glossary of Terms:

ARMS – Adjustable Rate Mortgage Securities

CMBS – Commercial Mortgage Backed Securities

CMO – Collaterized Mortgage Obligations

See notes to financial statements.

ALLIANCEBERNSTEIN INCOME FUND •	31

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

December 31, 2007

Assets
Investments in securities, at value Unaffiliated issuers (cost $2,972,381,506 – including investment of cash collateral for securities loaned of $263,843)	$3,085,797,162 (a)
Affiliated issuers (cost $50,296,553)	50,296,553
Foreign cash, at value (cost $5,845,632)	5,807,341
Interest and dividends receivable	46,481,588
Unrealized appreciation of forward currency exchange contracts	5,244,623
Receivable for investment securities sold	2,840,447
Unrealized appreciation on credit default swap contracts	304,095

Total assets	3,196,771,809

Liabilities
Due to custodian	107,718
Reverse repurchase agreements	668,852,217
Loan payable	400,000,000
Dividends payable	32,380,501
Unrealized depreciation of forward currency exchange contracts	2,495,464
Payable for investment securities purchased	2,050,095
Payable for variation margin on futures contracts	1,903,297
Loan interest payable	1,876,360
Advisory fee payable	1,053,042
Unrealized depreciation on credit default swap contracts	818,591
Payable for collateral received on securities loaned	263,843
Administrative fee payable	50,332
Accrued expenses and other liabilities	548,235

Total liabilities	1,112,399,695

Net Assets	$2,084,372,114

Composition of Net Assets
Common stock, at par	$2,425,566
Additional paid-in capital	2,181,888,410
Distributions in excess of net investment income	(5,015,131)
Accumulated net realized loss on investments and foreign currency transactions	(210,031,116)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	115,104,385

$2,084,372,114

Net Asset Value Per Share—300 million shares of common stock authorized, $.01 par value (based on 242,556,594 shares outstanding)	$8.59

(a)	Includes securities on loan with a value of $210,680 (see Note E).

See notes to financial statements.

32	• ALLIANCEBERNSTEIN INCOME FUND

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended December 31, 2007

Investment Income
Interest	$202,382,301
Dividends
Affiliated issuers	4,822,056
Unaffiliated issuers	135,269	$207,339,626

Expenses
Advisory fee (see Note B)	12,543,196
Custodian	613,050
Printing	430,036
Administrative fee	218,389
Registration fees	203,776
Transfer agency	164,938
Audit	109,376
Legal	82,267
Directors’ fees	43,137
Miscellaneous	198,498

Total expenses before interest expense	14,606,663
Interest expense	54,163,339

Total expenses		68,770,002

Net investment income		138,569,624

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		35,615,517 (a)
Futures contracts		(18,673,144)
Swap contracts		924,014
Foreign currency transactions		55,351,075
Net change in unrealized appreciation/depreciation of:
Investments		32,368,524
Futures contracts		(4,928,661)
Swap contracts		(1,225,879)
Foreign currency denominated assets and liabilities		6,146,461

Net gain on investment and foreign currency transactions		105,577,907

Net Increase in Net Assets from Operations		$244,147,531

(a)	Net of foreign capital gains taxes of $11,200.

See notes to financial statements.

ALLIANCEBERNSTEIN INCOME FUND •	33

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2007		Year Ended December 31, 2006
Increase (Decrease) in Net Assets from Operations
Net investment income	$138,569,624		$137,308,528
Net realized gain on investment and foreign currency transactions	73,217,462		85,395,687
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	32,360,445		(66,759,600)

Net increase in net assets from operations	244,147,531		155,944,615
Dividends to Shareholders from
Net investment income	(176,652,954)		(141,066,107)
Common Stock Transactions
Reinvestment of dividends resulting in the issuance of Common Stock	– 0	–	2,527,804
Shares issued in connection with the acquisition of ACM Government Opportunity Fund, Inc.	109,545,622	(a)	– 0	–

Total increase	177,040,199		17,406,312
Net Assets
Beginning of period	1,907,331,915		1,889,925,603

End of period (including distributions in excess of net investment income of $5,015,131 and $35,092,347 respectively)	$2,084,372,114		$1,907,331,915

(a)	Net of $3,363 paid to shareholders in lieu of fractional shares.

See notes to financial statements.

34	• ALLIANCEBERNSTEIN INCOME FUND

Statement of Changes in Net Assets

STATEMENT OF CASH FLOWS

Year Ended December 31, 2007

Increase (Decrease) in Cash from Operating Activities:
Interest and dividends received	$167,131,035
Interest expense paid	(56,640,823)
Operating expenses paid	(14,420,328)

Net increase in cash from operating activities		$96,069,884
Investing Activities:
Purchases of long-term investments	(2,724,117,214)
Proceeds from disposition of long-term investments	2,698,941,214
Purchase of short-term investments, net	179,246,356
Proceeds from swap contracts	924,014
Variation margin paid on futures contracts	(21,344,820)
Realized currency losses on foreign forward currency contracts closed	(5,363,688)

Net increase in cash from investing activities		128,285,862
Financing Activities*:
Cash dividends paid	(144,272,453)
Effect of exchange rate on cash	167,062
Decrease in reverse repurchase agreements	(89,685,018)

Net decrease in cash from financing activities		(233,790,409)

Net increase in cash		(9,434,663)
Cash at beginning of period		15,134,286

Cash at end of period**		$5,699,623

Reconciliation of Net Increase in Net Assets from Operations to Net Increase in Cash from Operating Activities:
Net increase in net assets from operations		$244,014,237
Adjustments:
Decrease in interest and dividends receivable	$(13,565,837)
Accretion of bond discount and amortization of bond premium	(26,642,754)
Decrease in interest payable	(2,477,484)
Increase in accrued expenses	186,335
Net realized gain on investment and foreign currency transactions	(73,217,462)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(32,227,151)

Total adjustments		(147,944,353)

Net increase in cash from operating activities		$96,069,884

*	Non-cash financing activities – On January 26, 2007, the Fund acquired the assets and assumed the liabilities of ACM Government Opportunity Fund, Inc. through a tax-free exchange of 13,120,315 shares in the amount of $109,545,622.

**	Net of $107,718, due to custodian.

See notes to financial statements.

ALLIANCEBERNSTEIN INCOME FUND •	35

Statement of Cash Flows

NOTES TO FINANCIAL STATEMENTS

December 31, 2007

NOTE A

Significant Accounting Policies

AllianceBernstein Income Fund, Inc. (formerly ACM Income Fund, Inc.) (the “Fund”) is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a

36	• ALLIANCEBERNSTEIN INCOME FUND

Notes to Financial Statements

daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

ALLIANCEBERNSTEIN INCOME FUND •	37

Notes to Financial Statements

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

5. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

6. Repurchase Agreements

It is the Fund’s policy that its custodian or designated subcustodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Fund may be delayed or limited.

NOTE B

Advisory Fee and Other Transactions With Affiliates

Under the terms of the investment advisory agreement (the “Advisory Agreement”), the Fund pays the Adviser a monthly advisory fee in an amount equal to the sum of 1/12th of .30 of 1% of the Fund’s average weekly net assets up to $250 million, 1/12th of .25 of 1% of the Fund’s average weekly net assets in excess of $250 million, and 4.75% of the Fund’s daily gross income (i.e., income other than gains from the sale of securities and foreign currency transactions or gains realized from options and futures contracts less interest on money borrowed by the Fund) accrued by the Fund during the month (the “Income Component”). However, such monthly advisory fee shall not exceed in the aggregate 1/12th of .80% of the Fund’s average weekly net assets during the month (approximately .80% on an annual basis). Prior to February 12, 2007 the advisory fee could not exceed in the aggregate 1/12th of .95% of the Fund’s average weekly net assets during the month (approximately .95% on an annual basis).

Under the terms of the Shareholder Inquiry Agency Agreement with AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, the Fund reimburses ABIS for costs relating to servicing phone inquiries on behalf of the Fund. During the year ended December 31, 2007, the Fund reimbursed ABIS $3,145 for such cost.

38	• ALLIANCEBERNSTEIN INCOME FUND

Notes to Financial Statements

At a meeting of the Board of Directors of the Fund held on November 2, 2006, the Board appointed the Adviser as the Fund’s administrator, effective March 1, 2007, to act pursuant to the terms of an Administration Agreement. Pursuant to the Administration Agreement, the Fund reimburses the Adviser for its costs incurred for providing administrative services. For the period March 1, 2007 to December 31, 2007, the Fund reimbursed the Adviser $152,495 for such services.

From January 1, 2007 to February 28, 2007, under the terms of an administrative agreement, the Fund paid Princeton Administrators, LLC (the “Administrator”) a fee at an annual rate of .02 of 1% of the Fund’s average weekly net assets for its services as Fund administrator. Such fee amounted to $65,894.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc. — Prime STIF Portfolio and the AllianceBernstein Fixed-Income Shares, Inc. — Government STIF Portfolio (collectively, the “STIF Portfolios”), open-end management investment companies managed by the Adviser. The STIF Portfolios are offered as cash management options to mutual funds, trusts, and other accounts managed by the Adviser, and are not available for direct purchase by members of the public. The STIF Portfolios pay no investment management fees. For the year ended December 31, 2007, the Fund had purchases and sales of Prime STIF Portfolio in the amount of $1,360,033,522 and $1,329,848,025, respectively.

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2007 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$730,204,882	$776,619,323
U.S. government securities	1,892,904,211	1,884,457,571

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency and swap transactions) are as follows:

Cost	$3,059,047,200

Gross unrealized appreciation	$121,788,813
Gross unrealized depreciation	(44,742,298)

Net unrealized appreciation	$77,046,515

ALLIANCEBERNSTEIN INCOME FUND •	39

Notes to Financial Statements

1. Financial Futures Contracts

The Fund may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market. The Fund bears the market risk that arises from changes in the value of these financial instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover. The Fund may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

2. Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or to hedge certain firm purchase and sales commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as net unrealized appreciation or depreciation by the Fund.

The Fund’s custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund’s commitments under forward currency exchange contracts entered into with respect to position hedges. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Fund has in that particular currency contract.

40	• ALLIANCEBERNSTEIN INCOME FUND

Notes to Financial Statements

3. Option Transactions

For hedging purposes the Fund may purchase and write (sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. The Fund may also use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value. For the year ended December 31, 2007, the Fund had no transactions in written options.

4. Swap Agreements

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

ALLIANCEBERNSTEIN INCOME FUND •	41

Notes to Financial Statements

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

As of January 1, 2004, the Fund has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. The Fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon termination of swap contracts on the statement of operations. Prior to January 1, 2004, these interim payments were reflected within interest income/expense in the statement of operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of investments.

The Fund may enter into credit default swaps. The Fund may purchase credit protection on the referenced obligation of the credit default swap (“Buy Contract”) or provide credit protection on the referenced obligation of the credit default swap (“Sale Contract”). A sale/(buy) in a credit default swap provides upon the occurrence of a credit event, as defined in the swap agreement, for the Portfolio to buy/(sell) from/(to) the counterparty at the notional amount (the “Notional Amount”) and receive/(deliver) the principal amount of the referenced obligation. If a credit event occurs, the maximum payout amount for a Sale Contract is limited to the Notional Amount of the swap contract (“Maximum Payout Amount”). During the term of the swap agreement, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon interest rate applied to the Notional Amount. These interim payments are recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer and no credit event occurs, it will lose its investment. In addition, if the Fund is a seller and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a loss to the Fund.

42	• ALLIANCEBERNSTEIN INCOME FUND

Notes to Financial Statements

At December 31, 2007, the Fund had Sale Contracts outstanding with Maximum Payout Amounts aggregating $28,200,000, with net unrealized appreciation of $176,977, and terms of less than one year to 3 years, as reflected in the portfolio of investments.

In certain circumstances, the Fund may hold Sale Contracts on the same referenced obligation and with the same counterparty it has purchased credit protection, which may reduce its obligation to make payments on Sale Contracts, if a credit event occurs. As of December 31, 2007, the Fund did not have Buy Contracts outstanding with respect to the same referenced obligation and same counterparty of certain Sale Contracts outstanding.

5. Currency Transactions

The Fund may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

6. Dollar Rolls

The Fund may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Fund’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Fund. For the year ended December 31, 2007, the Fund earned drop income of $155,385 which is included in interest income in the accompanying statement of operations.

7. Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account

ALLIANCEBERNSTEIN INCOME FUND •	43

Notes to Financial Statements

with the custodian containing liquid assets having a value at least equal to the repurchase price.

For the year ended December 31, 2007, the average amount of reverse repurchase agreements outstanding was $646,845,602 and the daily weighted average annualized interest rate was 4.80%.

NOTE D

Common Stock

During the year ended December 31, 2007 and the year ended December 31, 2006, the Fund issued 0 and 305,006 shares, respectively, in connection with the Fund’s dividend reinvestment plan.

NOTE E

Securities Lending

The Fund has entered into a securities lending agreement with AG Edwards & Sons, Inc. (the “Lending Agent”). Under the terms of the agreement, the Lending Agent, on behalf of the Fund, administers the lending of portfolio securities to certain broker-dealers. In return, the Fund receives fee income from the lending transactions or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive dividends or interest on the securities loaned. Under the terms of the securities lending agreement, security voting rights pass to the borrower, although the Fund can at will terminate a loan and regain the right to vote upon the receipt of the security. Unrealized gain or loss on the value of the securities loaned that may occur during the term of the loan will be reflected in the accounts of the Fund. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. government securities. The Lending Agent may invest the cash collateral received in accordance with the investment restrictions of the Fund in one or more of the following investments: U.S. government or U.S. government agency obligations, bank obligations, corporate debt obligations, asset-backed securities, investment funds, structured products, repurchase agreements and an eligible money market fund. The Lending Agent will indemnify the Fund for any loss resulting from a borrower’s failure to return a loaned security when due. As of December 31, 2007, the Fund had loaned securities with a value of $210,680 and received cash collateral which was invested in a money market fund valued at $263,843 as included in the accompanying portfolio of investments. For the year ended December 31, 2007, the Fund earned fee income of $104,360 which is included in interest income in the accompanying statement of operations.

NOTE F

Bank Borrowing

The Fund participates in a credit facility for a commercial paper asset securitization program with Societe Generale (“SG”) as Administrative Agent, and Barton Capital Corporation (“Barton”) as lender. The credit facility expires on

44	• ALLIANCEBERNSTEIN INCOME FUND

Notes to Financial Statements

August 8, 2012 and has a maximum limit of $400 million. Under the SG Program, Barton will fund advances to the Fund through the issuance of commercial paper rated A-1+ by Standard & Poor’s Ratings Services and P-1 by Moody’s Investors Service, Inc. The collateral value must be at least 171% of outstanding borrowings. The borrowings under the SG program are secured by the pledging of the Fund’s portfolio securities as collateral. The interest rate on the Fund’s borrowings is based on the interest rate carried by the commercial paper. The weighted average annual interest rate was 5.45% and the average borrowing was $400,000,000 for the year. At December 31, 2007, the interest rate in effect was 5.50% and the amount of borrowings outstanding was $400,000,000.

NOTE G

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk — Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt securities such as bonds, notes and bank loans. Increases in interest rates may cause the value of the Fund’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Foreign Securities Risk — Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

The Fund invests in the sovereign debt obligations of countries that are considered emerging market countries at the time of purchase. Therefore, the Fund is susceptible to governmental factors and economic and debt restructuring developments adversely affecting the economics of these emerging market countries. In addition, these debt obligations may be less liquid and subject to greater volatility than debt obligations of more developed countries.

Currency Risk — This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are

ALLIANCEBERNSTEIN INCOME FUND •	45

Notes to Financial Statements

weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets.

Indemnification Risk — In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

Leverage Risk — The Fund participates in a credit facility for the purpose of utilizing investment leverage. The Fund may utilize additional leverage through the investment techniques of reverse repurchase agreements and dollar rolls. Reverse repurchase agreements and dollar rolls are speculative techniques and are considered borrowings by the Fund.

The effect of leverage can produce higher shareholder returns than if the Fund were not leveraged, and the use of leverage techniques can add to the net asset value (NAV) of the Common Stock. However, the risks of such techniques are potentially a higher volatility of the NAV of the Common Stock, potentially more volatility in the market value of the Common Stock and the relatively greater effect on the NAV of the Common Stock caused by favorable or adverse changes in the currency exchange rates. In addition, changes in the interest rate environment can increase or decrease shareholder returns. The Fund maintains asset coverage of at least 300% with respect to borrowings.

To the extent that the current interest rate on the Fund’s indebtedness approaches the net return on the leveraged portion of the Fund’s investment portfolio, then the benefit to the shareholders will be reduced. If the rate on indebtedness were to exceed the net return on the same portion of the portfolio, then this would result in a lower rate of return for the shareholders. Similarly, the use of leverage in a declining market can advance the decrease of the Fund’s NAV more so than if the Fund were not leveraged, which would likely be reflected in a greater decline in the market price for shares of Common Stock than if the Fund were not leveraged. In extreme cases, if the Fund’s current investment income were not sufficient to meet interest payments on indebtedness or if the Fund failed to maintain the asset coverage required by the 1940 Act, then it could be necessary for the Fund to liquidate certain investments at a time when it may be disadvantageous to do so, thereby reducing its NAV.

NOTE H

Acquisition of ACM Government Opportunity Fund, Inc.

On January 26, 2007, the Fund acquired all of the net assets and assumed all of the liabilities of ACM Government Opportunity Fund, Inc. (“AOF”) in a tax free event, pursuant to an Agreement and Plan of Acquisition and Liquidation approved by the stockholders of AOF at a Special Meeting of Stockholders held on December 12, 2006. As a result of the acquisition, stockholders of AOF

46	• ALLIANCEBERNSTEIN INCOME FUND

Notes to Financial Statements

received shares of the Fund equivalent to the aggregate net asset value of the shares they held in AOF. Stockholders participating in AOF’s dividend reinvestment plan received full and fractional shares of the Fund. Other stockholders received cash of $3,363 in lieu of 403 shares. On January 26, 2007, the acquisition was accomplished by a tax-free exchange of 13,120,718 shares of the Fund for 12,903,931 shares of ACM Government Opportunity Fund. The aggregate net assets of the Fund and ACM Government Opportunity Fund immediately before the acquisition were $1,915,913,652 and $109,548,985 (including $4,222,117 of net unrealized appreciation of investments and foreign currency denominated assets and liabilities), respectively. Immediately after the acquisition, the combined net assets of the Fund amounted to $2,025,462,637.

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2007 and December 31, 2006 were as follows:

	2007	2006
Distributions paid from:
Ordinary income	$176,652,954	$141,066,107

Total taxable distributions	176,652,954	141,066,107

Total distributions paid	$176,652,954	$141,066,107

As of December 31, 2007, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$28,096,812
Accumulated capital and other losses	(205,256,320	)(a)
Unrealized appreciation/(depreciation)	77,217,646	(b)

Total accumulated earnings/(deficit)	$(99,941,862)

(a)

On December 31, 2007, the Fund had a net capital loss carryforward of $198,507,153 of which $8,878,672 expires in the year 2008, $48,113,872 expires in the year 2009, $137,668,099 expires in the year 2010 and $3,846,510 expires in the year 2014. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. Based on certain provisions in the Internal Revenue Code, various limitations regarding the future utilization of these carryforwards, brought forward as a result of the Fund’s merger with ACM Government Securities Fund, ACM Government Spectrum Fund, and ACM Government Opportunity Fund may apply. During the fiscal year, the Fund utilized capital loss carryforwards of $2,607,576. In addition the Fund had $63,751,309 of capital loss carryforward which expired in the fiscal year ended December 31, 2007. For the year ended December 31, 2007, the Fund deferred losses on straddles of $3,430,828. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. The Fund deferred to January 1, 2008, post October capital loss of $3,318,339.

(b)

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium, the realization for tax purposes of unrealized gains and losses on certain derivative instruments and the difference between book and tax treatment of swap income.

ALLIANCEBERNSTEIN INCOME FUND •	47

Notes to Financial Statements

During the current fiscal year, permanent differences primarily due to the tax treatment of foreign currency gains and losses, tax treatment of swap income, tax treatment of paydown losses, the tax treatment of bond premium, capital gains tax reclassification, consent fee reclassification, merger related adjustments, and the expiration of a capital loss carryforward resulted in a net decrease in distributions in excess of net investment income, a net increase in accumulated net realized loss on investment and foreign currency transactions and a net decrease to additional paid in capital. These reclassifications had no effect on net assets.

NOTE J

Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission (“SEC”) and the Office of the New York Attorney General (“NYAG”) have been investigating practices in the mutual fund industry identified as “market timing” and “late trading” of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities. The shares of the Fund are not redeemable by the Fund, but are traded on an exchange at prices established by the market. Accordingly, the Fund and its shareholders are not subject to the market timing and late trading practices that are the subject of the investigations mentioned above or the lawsuits described below.

Numerous lawsuits have been filed against the Adviser and certain other defendants in which plaintiffs make claims purportedly based on or related to the same practices that are the subject of the SEC and NYAG investigations referred to above. Some of these lawsuits name the Fund as a party. The lawsuits are now pending in the United States District Court for the District of Maryland pursuant to a ruling by the Judicial Panel on Multidistrict Litigation transferring and centralizing all of the mutual funds involving market and late trading in the District of Maryland.

The Adviser believes that these matters are not likely to have a material adverse effect on the Fund or the Adviser’s ability to perform advisory services relating to the Fund.

NOTE K

Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax

48	• ALLIANCEBERNSTEIN INCOME FUND

Notes to Financial Statements

authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On June 29, 2007, the Fund implemented FIN 48 which supplements FASB 109, “Accounting for Income Taxes”. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2004-2006) for purposes of implementing FIN 48, and has concluded that no provision for income tax is required in the Fund’s financial statements.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of December 31, 2007, management believes the adoption of FAS 157 will not impact the amounts reported in the financial statements. However, additional disclosures will be required.

ALLIANCEBERNSTEIN INCOME FUND •	49

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

Year Ended December 31,
2007	2006	2005	2004(a)	2003

Net asset value, beginning of period	$ 8.31	$ 8.25	$ 8.27	$ 8.39	$ 7.91

Income From Investment Operations
Net investment income(b)	.57	.60	.66	.67	.76
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.44	.08	— 0	—	(.01)	.59

Net increase in net asset value from operations	1.01	.68	.66	.66	1.35

Less: Dividends
Dividends from net investment income	(.73)	(.62)	(.68)	(.78)	(.87)

Net asset value, end of period	$ 8.59	$ 8.31	$ 8.25	$ 8.27	$ 8.39

Market value, end of period	$ 8.05	$ 8.14	$ 8.28	$ 8.16	$ 8.58

Premium/(Discount)	(6.29)%	(2.05)%	.36%	(1.33)%	2.26%
Total Investment Return
Total investment return based on:(c)
Market value	8.01%	6.10%	10.18%	4.63%	12.50%
Net asset value	12.89	%*	8.71%	8.32%	8.44%	17.66%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,084,372	$1,907,332	$1,889,926	$1,888,272	$1,904,853
Ratio to average net assets of:
Expenses	3.35%	3.47%	2.46%	1.66%	1.67%
Expenses, excluding interest expense(d)	.71%	.74%	.79%	.98%	1.10%
Net investment income	6.74%	7.35%	7.99%	8.27%	9.28%
Portfolio turnover rate	90%	177%	160%	139%	276%
Asset coverage ratio	589%	529%	443%	492%	559%
Bank borrowing outstanding (in millions)	$400	$400	$400	$400	$400

See footnote summary on page 51.

50	• ALLIANCEBERNSTEIN INCOME FUND

Financial Highlights

(a)	As of January 1, 2004, the Fund has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. These interim payments are reflected within net realized and unrealized gain (loss) on swap contracts, however prior to January 1, 2004, these interim payments were reflected within interest income/expense on the statement of operations. The effect of this change for the year ended December 31, 2004, was to decrease net investment income per share and increase net realized and unrealized gain (loss) on investment transactions. The effect on the per share amounts was less than $0.005. The ratio of net investment income to average net assets was decreased by 0.02%

(b)	Based on average shares outstanding.

(c)	Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning of the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized.

(d)	Excludes net interest expense of 2.64%, 2.73%, 1.67%, .68% and .57%, respectively, on borrowings (see Notes C and F).

*	Includes the impact of proceeds received and credited to the Fund resulting from the class action settlements, which enhanced the Fund’s performance for the year ended December 31, 2007 by 1.69%.

ALLIANCEBERNSTEIN INCOME FUND •	51

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of AllianceBernstein Income Fund, Inc.

We have audited the accompanying statement of assets and liabilities of AllianceBernstein Income Fund, Inc. (the “Fund”), formerly ACM Income Fund, Inc., including the portfolio of investments, as of December 31, 2007, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standard require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Income Fund, Inc. at December 31, 2007, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 25, 2008

52	• ALLIANCEBERNSTEIN INCOME FUND

Report of Independent Registered Public Accounting Firm

TAX INFORMATION

(unaudited)

52.4% of the ordinary income dividends paid by the Fund during the fiscal year ended December 31, 2007 qualify as “interest related dividends” for non-U.S. shareholders.

ALLIANCEBERNSTEIN INCOME FUND •	53

Tax Information

ADDITIONAL INFORMATION

(unaudited)

Shareholders whose shares are registered in their own names may elect to be participants in the Dividend Reinvestment Plan (the “Plan”), pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund (the “Dividend Shares”). Compu-tershare Trust Company, N.A. (the “Agent”) will act as agent for participants under the Plan. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares an income distribution or determines to make a capital gain distribution payable either in shares or in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock of the Fund valued as follows:

(i)	If the shares of Common Stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

(ii)	If the shares of Common Stock are trading at a discount from net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and apply it to the purchase of the Fund’s shares of Common Stock in the open market on the New York Stock Exchange or elsewhere, for the participants’ accounts. Such purchases will be made on or shortly after the payment date for such dividend or distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average purchase price per share paid by the Plan Agent may exceed the net asset value of the Fund’s shares of Common Stock, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

The Plan Agent will maintain all shareholders’ accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificate form in the name of the participant, and each shareholder’s proxy will include those shares purchased or received pursuant to the Plan.

There will be no charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will pay a pro-rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases of shares.

54	• ALLIANCEBERNSTEIN INCOME FUND

Additional Information

The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Plan Agent on at least 90 days written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at Computershare Trust Company, N.A., P.O. Box 43010, Providence, RI 02940-3010.

Messrs. Paul J. DeNoon, Gershon Distenfeld, Douglas J. Peebles and Kewjin Yuoh are the team members with the most significant responsibility for the day-to-day management of the Fund’s investment portfolio. Mr. Andrew M. Aran is no longer one of the persons primarily responsible for the day-to-day management of the Fund’s investment portfolio.

ALLIANCEBERNSTEIN INCOME FUND •	55

Additional Information

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman	D. James Guzy(1)
Marc O. Mayer, President and Chief Executive Officer David H. Dievler(1) John H. Dobkin(1) Michael J. Downey(1)	Nancy P. Jacklin(1) Garry L. Moody(1) Marshall C. Turner, Jr.(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Paul J. DeNoon(2), Vice President

Gershon Distenfeld(2), Vice President

Michael L. Mon, Vice President

Douglas J. Peebles(2), Vice President

Kewjin Yuoh(2), Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Vincent S. Noto, Controller

Administrator(3)

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, NY 10105

Dividend Paying Agent, Transfer Agent and Registrar

Computershare Trust Company, N.A.

P.O. Box 43010

Providence, RI 02940-3010

Custodian and Accounting Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004 Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The most significant responsibility for the day-to-day management of and investment decisions for the Fund’s portfolio are made by a team of investment professionals consisting of Messrs. DeNoon, Distenfeld, Peebles and Yuoh.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase from time to time at market prices shares of its Common Stock in the open market.

This report, including the financial statements herein, is transmitted to the shareholders of AllianceBernstein Income Fund for their information. The financial information included herein is taken from the records of the Fund. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Annual Certifications—As required, on April 26, 2007, the Fund submitted to the New York Stock Exchange (“NYSE”) the annual certification of the Fund’s Chief Executive Officer certifying that he is not aware of any violations of the NYSE’s Corporate Governance listing standards. The Fund has also included the certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to the Fund’s Form N-CSR filed with the Securities and Exchange Commission for the annual period.

(3)	Prior to March 1, 2007, the Fund’s Administrator was Princeton Administrators, LLC, P.O. Box 9095, Princeton, NJ 08543-9095.

56	• ALLIANCEBERNSTEIN INCOME FUND

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, DATE OF BIRTH (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR
INTERESTED DIRECTOR
Marc O. Mayer, + 1345 Avenue of the Americas New York, NY 10105 50 (2003)	Executive Vice President of the Adviser since 2001 and Executive Managing Director of AllianceBernstein Investments, Inc. (“ABI”) since 2003; prior thereto he was head of AllianceBernstein Institutional Investments, a unit of the Adviser, from 2001-2003. Prior thereto, Chief Executive Officer of Sanford C. Bernstein & Co., LLC (institutional research and brokerage arm of Bernstein & Co. LLC) (“SCB & Co.”) and its predecessor since prior to 2003.	103	SCB Partners, Inc. and SCB Inc.

DISINTERESTED DIRECTORS
William H. Foulk, Jr., #, ++ 75 (1998) Chairman of the Board	Registered Investment Adviser and an Independent Consultant. He was formerly Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 2003. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings.	105	None

David H. Dievler, # 78 (1987)	Independent Consultant. Until December 1994, he was Senior Vice President of AllianceBernstein Corporation (“AB Corp.”) (formerly Alliance Capital Management Corporation) responsible for mutual fund administration. Prior to joining AB Corp. in 1984, he was Chief Financial Officer of Eberstadt Asset Management since 1968. Prior to that, he was a Senior Manager at Price Waterhouse & Co. Member of the American Institute of Certified Public Accountants since 1953.	104	None

ALLIANCEBERNSTEIN INCOME FUND •	57

Management of the Fund

NAME, ADDRESS*, DATE OF BIRTH (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
John H. Dobkin, # 66 (1998)	Consultant. Formerly President of Save Venice, Inc. (preservation organization) from 2001-2002, a Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design and during 1988-1992, Director and Chairman of the Audit Committee of AB Corp.	103	None

Michael J. Downey, # 63 (2005)	Private Investor since January 2004. Formerly managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. Prior thereto, Chairman and CEO of Prudential Mutual Fund Management from 1987 to 1993.	103	Asia Pacific Fund, Inc., The Merger Fund and Prospect Acquisition Corp. (financial services)

D. James Guzy, # 71 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2003.	103	Intel Corporation (semi-conductors) and Cirrus Logic (semi-conductors)

58	• ALLIANCEBERNSTEIN INCOME FUND

Management of the Fund

NAME, ADDRESS*, DATE OF BIRTH (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Nancy P. Jacklin, # 59 (2006)	Formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations.	103	None

Garry L. Moody, # 55 (2008)	Formerly, Partner, Deloitte & Touche LLP, Vice Chairman, and U.S. and Global Managing Partner, Investment Management Services Group from 1995-2008. President, Fidelity Accounting and Custody Services Company from 1993-1995. Partner, Ernst & Young LLP, partner in charge of the Chicago Office’s Tax Department, National Director of Investment Management Tax Services from 1975-1993.	101	None

ALLIANCEBERNSTEIN INCOME FUND •	59

Management of the Fund

NAME, ADDRESS*, DATE OF BIRTH (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Marshall C. Turner, Jr., # 66 (2005)	Consultant. Formerly, President and CEO, Toppan Photomasks, Inc. (semi-conductor manufacturing services), 2005-2006, and Chairman and CEO from 2003 until 2005, when the company was acquired and renamed from Dupont Photomasks, Inc. Principal, Turner Venture Associates (venture capital and consulting), 1993-2003.	103	Xilinx, Inc. (semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor substrates)

Earl D. Weiner, # 68 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP, member of ABA Federal Regulation of Securities Committee Task Force on Fund Director’s Guidebook and member of Advisory Board of Sustainable Forestry Management Limited.	103	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attn. Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

+	Mr. Mayer is an “interested person”, as defined in the 1940 Act, due to his position as an Executive Vice President of the Adviser.

++	Member of the Fair Value Pricing Committee.

60	• ALLIANCEBERNSTEIN INCOME FUND

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND DATE OF BIRTH	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Marc O. Mayer 50	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 62	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L .P. since prior to 2002 until March 2003.

Paul J. DeNoon 45	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2003.

Gershon Distenfeld 32	Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2003.

Michael L. Mon 38	Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2003.

Douglas J. Peebles 42	Vice President	Executive Vice President of the Adviser**, with which he has been associated since prior to 2003.

Kewjin Yuoh 36	Vice President	Vice President of the Adviser** since March 2003. Prior thereto, he was a Vice President of Credit Suisse Asset Management since prior to 2003.

Emilie D. Wrapp 52	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI **, with which she has been associated since prior to 2003.

Joseph J. Mantineo 48	Treasurer and Chief Financial Officer	Senior Vice President of ABIS**, with which he has been associated since prior to 2003.

Vincent S. Noto 43	Controller	Vice President of ABIS**, with which he has been associated since prior to 2003.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI, ABIS and SCB & Co. are affiliates of the Fund.

ALLIANCEBERNSTEIN INCOME FUND •	61

Management of the Fund

Information Regarding the Review and Approval of the Fund’s Advisory and Administration Agreements

The disinterested directors (the “directors”) of AllianceBernstein Income Fund, Inc. (the “Fund”) approved the continuance of the Fund’s Advisory Agreement with the Adviser and the continuance of the Fund’s Administration Agreement with the Adviser (in such capacity, the “Administrator”) at a meeting held on October 30-November 1, 2007.

Prior to approval of the continuance of the Advisory Agreement and the Administration Agreement, the directors requested from the Adviser, and received and evaluated extensive materials. They reviewed the proposed continuance of the Advisory Agreement and Administration Agreement with the Adviser and with experienced counsel who are independent of the Adviser who advised on the relevant legal standards. The directors also discussed the proposed continuances in private sessions with counsel and the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer).

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements (i) between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee and (ii) between the Fund and the Administrator, as provided in the Administration Agreement, including the administration fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The directors noted that at the October 31-November 2, 2006 meeting the directors approved a new administration agreement for the Fund effective March 1, 2007 pursuant to which the Administrator would be reimbursed for the costs of providing admin-

62	• ALLIANCEBERNSTEIN INCOME FUND

istrative services to the Fund. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement and by the Administrator under the Administration Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund and the resources the Administrator has devoted to providing services to the Fund. They noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement and the Administration Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses indicating the profitability of the Fund to the Adviser for calendar years 2005 and 2006 that had been prepared with an updated expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries which provide shareholder services to the Fund. The directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes. The directors concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the benefits to the Adviser and its affiliates from their relationships with the Fund other than the fees payable under the Advisory and Administration Agreements, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis). The directors noted that since the Fund does not engage in brokerage transactions, the Adviser does not receive soft dollar benefits in respect of portfolio transactions of the Fund. The directors also noted that a subsidiary of the Adviser provides certain shareholder

ALLIANCEBERNSTEIN INCOME FUND •	63

services to the Fund and receives compensation from the Fund for such services. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed comparative performance information for the Fund at each regular Board meeting during the year. At the meeting, the directors reviewed information prepared by Lipper showing the comparative performance of the Fund as compared to a group of funds selected by Lipper (the “Performance Group”) and information prepared by the Adviser showing performance of the Fund as compared to the Lehman Brothers Aggregate Bond Index (the “Index”), in each case for periods ended July 31, 2007 over the 1-, 3-, 5- and 10-year periods and (in the case of the Index) the since inception period (August 1987 inception). The directors noted that the Fund was 1 out of 4 in the 1-year period, 1 out of 3 in the 3-year period, and 1 out of 2 in the 5- and 10-year periods of the Performance Group, and that the Fund outperformed the Index (which, they noted, is unleveraged) in all periods reviewed. The directors recognized that the Fund’s relatively unusual investment style, which differs from that of the other funds in the Performance Group and from the Index, and the fact that there are only a small number of other funds in the Fund’s Lipper category, made performance comparisons of limited utility. The directors also noted the Fund’s absolute return over time. Based on their review, the directors concluded that the Fund’s relative performance over time had been satisfactory.

Advisory Fees and Other Expenses

The directors considered the latest fiscal year actual management fee rate paid by the Fund (advisory fees paid to the Adviser and the administration fees currently paid to the Administrator) and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Fund. The Lipper information included the pro forma management fee rate provided to Lipper by the Adviser assuming the new administration fee effective March 1, 2007 had been in effect throughout the Fund’s fiscal year ended December 31, 2006. They compared the combined advisory and administration fees paid by the Fund to the advisory fees of other funds where there is no separate administrator. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors noted that in connection with the settlement of the market timing matter with the New York Attorney General in December 2003, the Adviser agreed to material reductions (averaging 20%) in the fee schedules of most of the open-end funds sponsored by the Adviser and that such open-end funds had benefited from such fee reductions since 2004.

64	• ALLIANCEBERNSTEIN INCOME FUND

The Adviser informed the directors that there are no institutional products managed by it that have a substantially similar investment style as the Fund. The directors reviewed information in the Adviser’s Form ADV and noted that the Adviser charges institutional clients lower fees for advising comparably sized institutional accounts using strategies that differ from those of the Fund but which involved investments in securities of the same type that the Fund invests in (i.e., fixed income securities). The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients. In light of this information, the directors did not place significant weight on these fee comparisons.

The directors also considered the total expense ratio of the Fund in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds comparable to the Fund and an Expense Universe as a broader group, consisting of all funds in the Fund’s investment classification/objective. The expense ratio of the Fund was based on the Fund’s latest fiscal year expense ratio. The Lipper information reviewed by the directors included the pro forma expense ratio provided by the Adviser assuming the new administration fee effective March 1, 2007 had been in effect throughout the Fund’s fiscal year ended in 2006. All references to expense ratios herein are to the Fund’s pro forma expense ratio. The directors recognized that the expense ratio information for the Fund potentially reflected on the Adviser’s provision of services, as the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that it was likely that the expense ratios of some funds in the Fund’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases were voluntary and perhaps temporary.

The information reviewed by the directors showed that the Fund’s latest fiscal year pro forma total management fee rate of 64.9 basis points (combined pro forma advisory fee to the Adviser plus the pro forma administration fee that would have been paid to the Administrator) was the same as the Expense Group median and lower than the Expense Universe median. The directors noted that the pro forma total management fee rate would have been lower if expressed as a percentage of the Fund’s average weekly total assets (i.e., net assets plus assets supported by leverage). The directors further noted that the Advisory Agreement provides for a maximum fee rate of 80 basis points, and that the Advisory Agreement reflected reductions in the fee rate calculated based on the Fund’s daily gross income and the maximum fee rate requested by the directors in the past. The directors also noted that the Fund’s pro forma total expense ratio was higher than the Expense Group and Expense Universe medians, but that this related primarily to the Fund’s interest expense which in turn reflected the Fund’s use of significant leverage. The directors concluded that the Fund’s expense ratio was acceptable.

ALLIANCEBERNSTEIN INCOME FUND •	65

Economies of Scale

The directors considered that the Fund is a closed-end fund and that it was not expected to have meaningful asset growth as a result (absent rights offerings or acquisitions). In such circumstances, the directors did not view the potential for realization of economies of scale as the Fund’s assets grow to be a material factor in their deliberations. The directors noted that if the Fund’s net assets were to increase materially as a result of, e.g., an acquisition or rights offering, they would review whether potential economies of scale would be realized. The directors took account of the fact that the Fund’s net assets had recently increased modestly by the acquisition of a much smaller fund, ACM Government Opportunity Fund, Inc., effective January 26, 2007.

66	• ALLIANCEBERNSTEIN INCOME FUND

SUMMARY OF GENERAL INFORMATION

Shareholder Information

The daily net asset value of the Fund’s shares is available from the Fund’s Transfer Agent by calling (800) 426-5523. The Fund also distributes its daily net asset value to various financial publications or independent organizations such as Lipper Inc., Morningstar, Inc. and Bloomberg.

The Fund’s NYSE trading symbol is “ACG.” Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal and each Sunday in The New York Times and other newspapers in a table called “Closed-End Bond Funds.”

Dividend Reinvestment Plan

A Dividend Reinvestment Plan provides automatic reinvestment of dividends and capital gains distributions in additional Fund shares. The Plan also allows you to make optional cash investments in Fund Shares through the Plan Agent. If you wish to participate in the Plan and your shares are held in your name, simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call Computershare Trust Company, N.A. at (800) 219-4218.

ALLIANCEBERNSTEIN INCOME FUND •	67

Summary of General Information

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Wealth Preservation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Wealth Preservation Strategy

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Mid-Cap Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Global & International

Global Health Care Fund

Global Research Growth Fund

Global Technology Fund

Greater China ‘97 Fund

International Growth Fund

International Research Growth Fund

Value Funds

Domestic

Balanced Shares

Focused Growth & Income Fund

Growth & Income Fund

Small/Mid Cap Value Fund

Utility Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund*

Global Value Fund

International Value Fund

Taxable Bond Funds

Diversified Yield Fund*

Global Bond Fund*

High Income Fund*

Intermediate Bond Portfolio

Short Duration Portfolio

Municipal Bond Funds

National Insured National Arizona California Insured California Florida Massachusetts	Michigan Minnesota New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income    Fund*

ACM Managed Dollar Income Fund

California Municipal Income Fund

New York Municipal Income Fund

The Spain Fund

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to March 1, 2007, Global Real Estate Investment Fund was named Real Estate Investment Fund. Prior to May 18, 2007, AllianceBernstein National Municipal Income Fund was named National Municipal Income Fund. Prior to November 5, 2007, Diversified Yield Fund was named Global Strategic Income Trust and Global Bond Fund was named Global Government Income Trust. Prior to January 28, 2008, High Income Fund was named Emerging Market Debt Fund.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

68	• ALLIANCEBERNSTEIN INCOME FUND

AllianceBernstein Family of Funds

Privacy Notice (This information is not part of the Shareholder Report.)

AllianceBernstein L.P., the AllianceBernstein Family of Funds and AllianceBernstein Investments, Inc. (collectively, “AllianceBernstein” or “we”) understand the importance of maintaining the confidentiality of our clients’ nonpublic personal information. Nonpublic personal information is personally identifiable financial information about our clients who are natural persons. To provide financial products and services to our clients, we may collect information about clients from sources, including: (1) account documentation, including applications or other forms, which may contain information such as a client’s name, address, phone number, social security number, assets, income, and other household information, (2) clients’ transactions with us and others, such as account balances and transactions history, and (3) information from visitors to our websites provided through online forms, site visitorship data, and online information collecting devices known as “cookies.”

It is our policy not to disclose nonpublic personal information about our clients (or former clients) except to our affiliates, or to others as permitted or required by law. From time to time, AllianceBernstein may disclose nonpublic personal information that we collect about our clients (or former clients), as described above, to non-affiliated third parties, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf under a joint marketing agreement that requires the third party provider to adhere to AllianceBernstein’s privacy policy. We have policies and procedures to safeguard nonpublic personal information about our clients (and former clients) that include restricting access to such nonpublic personal information and maintaining physical, electronic and procedural safeguards, that comply with applicable standards, to safeguard such nonpublic personal information.

ALLIANCEBERNSTEIN INCOME FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

ACMI-0151-1207

ITEM 2.	CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors David H. Dievler , Garry L. Moody and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) – (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm, Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit - Related
		Audit Fees	Fees	Tax Fees
AB Income	2006	$70,000	$8,606	$19,375
	2007	$74,500	$16,644	$19,875

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund, which include conducting an annual internal control report pursuant to Statement on Auditing Standards No. 70 (“Service Affiliates”):

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Pre-approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Income	2006	$1,162,557	$159,496
			$(140,121)
			$(19,375)
	2007	$913,227	$181,283
			$(161,408)
			$(19,875)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee members are as follows:

David H. Dievler	D. James Guzy
John H. Dobkin	Nancy P. Jacklin
Michael J. Downey	Garry L. Moody
William H. Foulk, Jr	Marshall C. Turner, Jr.
Earl D. Weiner

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Statement of Policies and Procedures for

Proxy Voting

October 2006

1. Introduction

As a registered investment adviser, AllianceBernstein L.P. (“AllianceBernstein”, “we” or “us”) has a fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are in the best interests of our clients. Consistent with these obligations, we will disclose our clients’ voting records only to them and as required by mutual fund vote disclosure regulations. In addition, the proxy committees may, after careful consideration, choose to respond to surveys regarding past votes.

This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement applies to AllianceBernstein’s growth, value and blend investment groups investing on behalf of clients in both US and non-US securities.

2. Proxy Policies

This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients’ accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. AllianceBernstein reserves the right to depart from these guidelines in order to avoid voting decisions that we believe may be contrary to our clients’ best interests. In reviewing proxy issues, we will apply the following general policies:

2.1 Corporate Governance

AllianceBernstein’s proxy voting policies recognize the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. We favor proposals promoting transparency and accountability within a company. We will vote for proposals providing for equal access to the proxy materials so that shareholders can express their views on various proxy issues. We also support the appointment of a majority of independent directors on key committees and separating the positions of chairman and chief executive officer. Finally, because we believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company, we will support shareholder proposals that request that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast.

2.2 Elections of Directors

Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes for directors (or vote against in non-US markets) that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse. Finally, we may abstain or vote against directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

2.3 Appointment of Auditors

AllianceBernstein believes that the company remains in the best position to choose the auditors and will generally support management’s recommendation. However, we recognize that there may be inherent conflicts when a company’s independent auditor performs substantial non-audit related services for the company. The Sarbanes-Oxley Act of 2002 prohibited certain categories of services by auditors to US issuers, making this issue less prevalent in the US. Nevertheless, in reviewing a proposed auditor, we will consider the fees paid for non-audit services relative to total fees as well as if there are other reasons to question the independence of the auditors.

2.4 Changes in Legal and Capital Structure

Changes in a company’s charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, AllianceBernstein will cast its votes in accordance with the company’s management on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option or executive compensation plan. However, a satisfactory explanation of a company’s intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than one hundred percent of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device. We will support shareholder proposals that seek to eliminate dual class voting structures.

2.5 Corporate Restructurings, Mergers and Acquisitions

AllianceBernstein believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of our research analysts that cover the company and our investment professionals managing the portfolios in which the stock is held.

2.6 Proposals Affecting Shareholder Rights

AllianceBernstein believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

2.7 Anti-Takeover Measures

AllianceBernstein believes that measures that impede corporate transactions such as takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. We will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or excessively or inappropriately dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover or anti-shareholder measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including the authorization of blank check preferred stock, classified boards and supermajority vote requirements) that appear to be anti-shareholder or intended as management entrenchment mechanisms.

2.8 Executive Compensation

AllianceBernstein believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered to company employees. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. In general, we will analyze the proposed plan to ensure that shareholder equity will not be excessively diluted taking into account shares available for grant under the proposed plan as well as other existing plans. We generally will oppose plans that have below market value grant or exercise prices on the date of issuance or permit repricing of underwater stock options without shareholder approval. Other factors such as the company’s performance and industry practice will generally be factored into our analysis. We generally will support shareholder proposals seeking additional disclosure of executive and director compensation. This policy includes proposals that seek to specify the measurement of performance based compensation. In addition, we will support proposals requiring managements to submit severance packages that exceed 2.99 times the sum of an executive officer’s base salary plus bonus that are triggered by a change in control to a shareholder vote. Finally, we will support shareholder proposals requiring companies to expense stock options because we view them as a large corporate expense that should be appropriately accounted for.

2.9 Social and Corporate Responsibility

AllianceBernstein will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

3. Proxy Voting Procedures

3.1 Proxy Voting Committees

Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for AllianceBernstein and consider specific proxy voting matters as necessary. These committees periodically review these policies and new types of corporate governance issues, and decide how we should vote on proposals not covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated policy, the proxy committee will evaluate the proposal. In addition, the committees, in conjunction with the analyst that covers the company, may contact corporate management and interested shareholder groups and others as necessary to discuss proxy issues. Members of the committee include senior investment personnel and representatives of the Legal and Compliance Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to these policies.

3.2 Conflicts of Interest

AllianceBernstein recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage, or we administer, who distributes AllianceBernstein sponsored mutual funds, or with whom we or an employee has another business or personal relationship that may affect how we vote on the issuer’s proxy. Similarly, AllianceBernstein may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted with only our clients’ best interests in mind. Additionally, we have implemented procedures to ensure that our votes are not the product of a material conflict of interests, including: (i) on an annual basis, the proxy committees will take reasonable steps to evaluate the nature of AllianceBernstein’s and our employees’ material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and any client that has sponsored or has material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that they are aware of (including personal relationships) and any contact that they have had with any interested party regarding a proxy vote; (iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of third party research services to ensure that our voting decision is consistent with our clients’ best interests. Because under certain circumstances AllianceBernstein considers the recommendation of third party research services, the proxy committees will take reasonable steps to verify that any third party research service is in fact independent based on all of the relevant facts and circumstances. This includes reviewing the third party research service’s conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can make such recommendations in an impartial manner and in the best interests of our clients.

3.3 Proxies of Certain Non-US Issuers

Proxy voting in certain countries requires “share blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian banks. Absent compelling reasons to the contrary, AllianceBernstein believes that the benefit to the client of exercising the vote does not outweigh the cost of voting (i.e. not being able to sell the shares during this period). Accordingly, if share blocking is required we generally abstain from voting those shares.

In addition, voting proxies of issuers in non-US markets may give rise to a number of administrative issues that may prevent AllianceBernstein from voting such proxies. For example, AllianceBernstein may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting. Other markets require AllianceBernstein to provide local agents with power of attorney prior to implementing AllianceBernstein’s voting instructions. Although it is AllianceBernstein’s policy to seek to vote all proxies for securities held in client accounts for which we have proxy voting authority, in the case of non-US issuers, we vote proxies on a best efforts basis.

3.4 Loanned Securities

Many clients of AllianceBernstein have entered into securities lending arrangements with agent lenders to generate additional revenue. AllianceBernstein will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.

3.5 Proxy Voting Records

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, go to the Securities and Exchange Commission’s web site at www.sec.gov or call AllianceBernstein at (800) 227-4618.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The day-to-day management of and investment decisions for the Fund are made by a team of investment professionals consisting of Messrs. Paul J. DeNoon, Gershon Distenfeld, , Douglas J. Peebles and Kewjin Yuoh .

The following table sets forth when each person became involved in the management of the Fund, and each person’s principal occupation during the past five years:

Employee; Year; Title	Principal Occupation During the Past Five (5) Years

Paul J. DeNoon; since 2002- Senior Vice President of the Adviser and Director of Emerging Market Debt	Senior Vice President of the Adviser, with which he has been associated in a substantially similar capacity to his current position since prior to 2002 and Director of Emerging Market Debt.

Gershon Distenfeld; since 2006- Vice President of the Adviser	Vice President of the Adviser, with which he has been associated in a substantially similar capacity to his current position since prior to 2002.

Douglas J. Peebles; since 2002- Executive Vice President of the Adviser, Chief Investment Officer and Co-Head of Fixed-Income	Executive Vice President of the Adviser, with which he has been associated in a substantially similar capacity to his current position since prior to 2002, Chief Investment Officer and Co-Head of Fixed Income.

Kewjin Yuoh; since 2006- Vice President of the Adviser	Vice President of the Adviser, with which he has been associated in a substantially similar capacity to his current position since March 2003. Prior thereto, he was a Vice President of Credit Suisse Asset Management since prior to 2002.

(a) (2) The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund’s portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund’s fiscal year ended December 31, 2006.

REGISTERED INVESTMENT COMPANIES (excluding the Fund)

Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed	Number of Registered Investment Companies Managed with Performance- based Fees	Total Assets of Registered Investment Companies Managed with Performance-based Fees
Paul J. DeNoon	17	$5,895,000,000	1	$ 20,000,000
Gershon Distenfeld	6	2,013,000,000	None	None
Douglas J. Peebles	30	21,198,000,000	1	20,000,000
Kewjin Yuoh	12	2,825,000,000	None	None

POOLED INVESTMENT VEHICLES

Portfolio Manager	Total Number of Pooled Investment Vehicles Managed	Total Assets of Pooled Investment Vehicles Managed	Number of Pooled Investment Vehicles Managed with Performance-based Fees	Total Assets of Pooled Investment Vehicles Managed with Performance- based Fees
Paul J. DeNoon	29	$17,630,000,000	1	$ 229,000,000
Gershon Distenfeld	3	686,000,000	None	None
Douglas J. Peebles	55	29,723,000,000	2	3,090,000,000
Kewjin Yuoh	17	5,560,000,000	2	250,000,000

OTHER ACCOUNTS

Portfolio Manager	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed with Performance- based Fees	Total Assets of Other Accounts with Performance- based Fees
Paul J. DeNoon	146	$31,459,000,000	6	$2,821,000,000
Gershon Distenfeld	36	5,275,000,000	None	None
Douglas J. Peebles	489	94,057,000,000	15	5,450,000,000
Kewjin Yuoh	868	4,516,000,000	4	582,000,000

Investment Professional Conflict of Interest Disclosure

As an investment adviser and fiduciary, Alliance owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

Employee Personal Trading. Alliance has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of Alliance own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, Alliance permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase, 401K/profit sharing plan investment and/or notionally in connection with deferred incentive compensation awards. Alliance’s Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by Alliance. The Code also requires preclearance of all securities transactions and imposes a one-year holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients. Alliance has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, Alliance’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client’s account, nor is it directly tied to the level or change in level of assets under management.

Allocating Investment Opportunities. Alliance has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at Alliance routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

Alliance’s procedures are also designed to prevent potential conflicts of interest that may arise when Alliance has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which Alliance could share in investment gains.

To address these conflicts of interest, Alliance’s policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

(a) (3) Portfolio Manager Compensation

Alliance’s compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in level of assets under management. Investment professionals’ annual compensation is comprised of the following:

(i) Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary is determined at the outset of employment based on level of experience, does not change significantly from year-to-year and hence, is not particularly sensitive to performance.

(ii) Discretionary incentive compensation in the form of an annual cash bonus: Alliance’s overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional’s compensation, Alliance considers the contribution to his/her team or discipline as it relates to that team’s overall contribution to the long-term investment success, business results and strategy of Alliance. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional’s compensation and the compensation is not tied to any pre-determined or specified level of performance. Alliance also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of Alliance’s leadership criteria.

(iii) Discretionary incentive compensation in the form of awards under Alliance’s Partners Compensation Plan (“deferred awards”): Alliance’s overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or Alliance terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a close alignment between the financial interests of the investment professionals and those of Alliance’s clients and mutual fund shareholders with respect to the performance of those mutual funds. Alliance also permits deferred award recipients to allocate up to 50% of their award to investments in Alliance’s publicly traded equity securities.1

(iv) Contributions under Alliance’s Profit Sharing/401(k) Plan: The contributions are based on Alliance’s overall profitability. The amount and allocation of the contributions are determined at the sole discretion of Alliance.

[1]	Prior to 2002, investment professional compensation also included discretionary long-term incentive in the form of restricted grants of Alliance Capital’s Master Limited Partnership Units.

(a) (4) The dollar range of the Fund’s equity securities owned directly or beneficially by the Fund’s portfolio managers as of the Fund’s fiscal year ended December 31, 2007 is set forth below:

DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND
Paul J. DeNoon	None
Gershon Distenfeld	None
Douglas J. Peebles	None
Kewjin Yuoh	None

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

There have been no purchases of equity securities by the Fund or by affiliated parties for the reporting period.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Income Fund, Inc.

By:	/s/ Marc O. Mayer
Marc O. Mayer
President

Date:	February 28, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Marc O. Mayer
Marc O. Mayer
President

Date:	February 28, 2007

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	February 28, 2008